UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Inflation Protected Bond Portfolio

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East

52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Inflation Protected Bond Portfolio
➢	BlackRock Managed Income Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, except for Class K Shares which performed in line with the benchmark.

What factors influenced performance?

On the downside, long exposure to inflation in Japan detracted from Fund performance as inflation expectations for that economy moved lower over the period. In the second quarter of 2018, positioning with respect to U.S. interest rates detracted as the nominal U.S. Treasury yield curve flattened.

The Fund’s long positioning with respect to U.S. inflation contributed positively as inflation expectations increased over the six months. In addition, an overweight to U.S. inflation relative to Europe and the United Kingdom contributed to performance as U.S. inflation outperformed in the first quarter of 2018. Underweight positioning with respect to real interest rates in the United Kingdom and core Europe benefited performance as well as European rates rising early in the period.

Describe recent portfolio activity.

During the period, the Fund maintained long exposure to U.S. inflation and was positioned with a yield curve-steepening bias, with an overweight on the front end of the curve where the managers see attractive yields with less sensitivity to rising interest rates.

The Fund held derivatives as a part of its investment strategy. The Fund uses interest rate futures, swaps (interest rate and inflation) and options (bought and sold) to manage risk, for efficient implementation of investment views, and to achieve added value strategies. Aside from forward foreign exchange contracts to manage currency exposure, futures and options on futures were the most important derivatives used to manage the Fund as they enabled the investment adviser to express certain breakeven positions and nominal rate and curve views. During the period, the Fund’s use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

At period end, the Fund maintained a long position with respect to U.S. inflation in the front end of the curve on the view that inflation will likely trend higher over the medium term. The Fund remained positioned to benefit from any steepening in the nominal U.S. Treasury yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Treasury Obligations	97%
Foreign Government Obligations	2
Corporate Bonds	1

(a)	Total investments exclude short-term securities and options purchased.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	94%
A	5
BBB/Baa	1
BB/Ba	—	(d)
B	—	(d)
N/R	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Inflation Protected Bond Portfolio

Performance Summary for the Period Ended June 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.86%	4.79%	(0.08)%	2.06%	N/A	1.26%	N/A	2.88%	N/A
Service	4.61	4.42	(0.08)	1.90	N/A	1.00	N/A	2.59	N/A
Investor A	4.42	4.08	(0.19)	1.79	(2.28)%	0.96	0.14%	2.56	2.14%
Investor C	3.85	3.74	(0.46)	1.10	0.11	0.24	0.24	1.83	1.83
Class K	4.91	4.86	0.00	2.18	N/A	1.38	N/A	3.00	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index(c)	—	—	(0.02)	2.11	N/A	1.68	N/A	3.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$999.20	$2.18	$1.69	$1,000.00	$1,022.61	$2.21	$1,023.11	$1.71
Service	1,000.00	999.20	3.42	2.92	1,000.00	1,021.37	3.46	1,021.87	2.96
Investor A	1,000.00	998.10	3.42	2.97	1,000.00	1,021.37	3.46	1,021.82	3.01
Investor C	1,000.00	995.40	7.12	6.68	1,000.00	1,017.65	7.20	1,018.10	6.76
Class K	1,000.00	1,000.00	1.88	1.49	1,000.00	1,022.91	1.91	1,023.31	1.51

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.69% for Service, 0.69% for Investor A, 1.44% for Investor C and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for Institutional, 0.59% for Service, 0.60% for Investor A, 1.35% for Investor C and 0.30% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2018	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index, except for Institutional Shares and Class K Shares, which performed in line with the customized benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund is managed within a risk-controlled framework, seeking to maintain consistent yield with a risk profile below that of the benchmark.

Given the Fund’s higher-quality bias, the majority of the Fund’s fixed-income position was allocated to investment-grade bonds. This allocation was the largest detractor, since higher-quality, longer-duration assets generally lagged at a time of rising interest rates. Preferred stocks also detracted from returns partially as a result of weakness in European financials. In addition, the dividend-oriented sectors the Fund emphasizes, due to its income mandate, underperformed despite the modest gain for the broader equity market.

A position in floating rate bank loans, which benefited from robust investor demand due to their attractive yields and the backdrop of rising interest rates, aided performance. High yield bonds also contributed to returns, with income offsetting the effect of modest price weakness.

The Fund held derivatives during the period. In particular, the Fund held U.S. Treasury futures to reduce the portfolio’s duration. (Duration is a measure of interest rate sensitivity.) This aspect of the Fund’s strategy made a positive contribution to Fund performance given that yields moved higher. (Bond prices fall as yields rise.) The Fund also used equity futures to maintain a lower risk profile, which had little impact on performance. Equity covered calls, which the Fund used to provide an alternative source of income, were a small detractor.

Describe recent portfolio activity.

The Fund increased its allocation to floating rate bank loans. The Fund also boosted its weighting in investment-grade bonds at what the investment adviser believed were attractive valuations. These changes were funded in part by modestly reducing its positions in high-yield bonds and international equities, as well as by putting cash to work.

The Fund actively managed its duration positioning. The Fund generally maintained a below-average interest-rate risk profile, and it added to its position in short-term bonds as yields moved meaningfully higher.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes — including investment-grade debt, bank loans, high yield bonds, global equities, preferred stocks, mortgage-backed securities, emerging market bonds and cash — and it continued to employ risk-management strategies. At the close of the period, the Fund’s duration stood at approximately 1.6 years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Managed Income Fund

Performance Summary for the Period Ended June 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.02%	3.48%	(0.26)%	2.09%	N/A	4.38%	N/A	6.94%	N/A
Investor A	3.61	3.11	(0.39)	1.83	(2.24)%	4.04	3.20%	6.61	6.17%
Investor C	3.01	2.46	(0.76)	1.17	0.19	3.29	3.29	5.83	5.83
Class K	4.06	3.57	(0.33)	2.15	N/A	4.44	N/A	7.04	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	(1.62)	(0.40)	N/A	2.27	N/A	3.72	N/A
Customized Reference Benchmark(d)	—	—	(0.28)	3.92	N/A	5.62	N/A	5.87	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Investment Grade Bond Portfolio”. The Fund’s returns prior to July 29, 2013 are the returns of the Fund that followed different investment strategies under the name “BlackRock Long Duration Bond Portfolio”.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)	A customized performance benchmark comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%).

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$997.40	$0.84	$1,000.00	$1,023.95	$0.85	0.17%
Investor A	1,000.00	996.10	2.08	1,000.00	1,022.71	2.11	0.42
Investor C	1,000.00	992.40	5.78	1,000.00	1,018.99	5.86	1.17
Class K	1,000.00	996.70	0.64	1,000.00	1,024.15	0.65	0.13

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of June 30, 2018 (continued)	BlackRock Managed Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	43%
Investment Companies	42
Asset-Backed Securities	10
Equity-linked Notes	3
Preferred Securities	2
Non-Agency Mortgage-Backed Securities	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	16%
AA/Aa	11
A	28
BBB/Baa	41
BB/Ba	4
B	—	(d)

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities and equity-linked notes.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares (available only in BlackRock Inflation Protected Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to BlackRock Managed Income Fund’s Investor C Shares inception date of October 3, 2016, performance results are those of Investor A Shares restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 0.8%(a)(b)

United States — 0.8%
Goldman Sachs & Co. LLC:
(LIBOR USD 3 Month + 0.25%), 0.00%, 08/13/18	USD	3,000	$3,000,000
(LIBOR USD 3 Month + 0.44%), 2.78%, 02/08/19		10,000	10,000,000
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 0.35%), 2.69%, 11/13/18		5,000	5,000,000

			18,000,000

Total Corporate Bonds — 0.8% (Cost: $18,000,000)			18,000,000

Foreign Government Obligations — 2.4%

Argentina — 0.1%
Republic of Argentina, 5.88%, 01/11/28		1,732	1,407,250

Brazil — 0.1%
Federative Republic of Brazil, 4.63%, 01/13/28		3,249	2,932,223

Colombia — 0.1%
Republic of Colombia, 3.88%, 04/25/27		3,097	2,994,799

Dominican Republic — 0.1%
Dominican Republic, 5.95%, 01/25/27		2,640	2,607,000

Ecuador — 0.1%
Republic of Ecuador, 9.65%, 12/13/26		1,626	1,523,074

Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		3,728	3,638,528

Japan — 1.0%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	2,550,000	23,122,165

Mexico — 0.2%
United Mexican States:
3.75%, 01/11/28	USD	1,786	1,688,663
6.05%, 01/11/40		2,274	2,507,085

			4,195,748
Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		1,938	1,981,605

Philippines — 0.1%
Republic of the Philippines:
3.00%, 02/01/28		200	184,661
9.50%, 02/02/30		1,223	1,782,513

			1,967,174
Russia — 0.1%
Russian Federation:
4.25%, 06/23/27		400	385,468
4.38%, 03/21/29		2,800	2,706,547

			3,092,015
South Africa — 0.1%
Republic of South Africa, 4.85%, 09/27/27		2,332	2,203,749

Turkey — 0.1%
Republic of Turkey:
5.13%, 02/17/28		926	815,140
11.88%, 01/15/30		1,562	2,134,426

			2,949,566
Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27		1,188	1,202,850

Total Foreign Government Obligations — 2.4% (Cost: $57,425,373)			55,817,746

Security	Par (000)		Value
U.S. Treasury Obligations — 104.4%
U.S. Treasury Inflation Linked Bonds:
2.38%, 01/15/25 - 01/15/27	USD	70,329	$102,006,157
2.00%, 01/15/26		33,154	45,860,051
1.75%, 01/15/28		28,187	36,833,897
3.63%, 04/15/28		18,324	36,033,584
2.50%, 01/15/29		27,872	38,218,857
3.88%, 04/15/29		22,662	45,534,359
3.38%, 04/15/32		9,296	17,515,830
2.13%, 02/15/40 - 02/15/41		35,086	50,951,089
0.75%, 02/15/42 - 02/15/45		82,229	86,670,873
0.63%, 02/15/43		26,941	27,783,369
1.38%, 02/15/44		41,216	49,460,037
1.00%, 02/15/46 - 02/15/48		86,170	91,824,219
0.88%, 02/15/47		5,775	5,994,035
U.S. Treasury Inflation Linked Notes:
1.38%, 01/15/20		36,303	42,534,818
0.13%, 04/15/20 - 07/15/26(c)		773,299	810,658,531
1.25%, 07/15/20		56,263	65,688,579
1.13%, 01/15/21		64,551	74,891,407
0.63%, 07/15/21 - 01/15/26(c)		380,203	399,031,706
0.38%, 07/15/23 - 07/15/27(c)		226,200	229,762,867
0.25%, 01/15/25		82,711	85,095,691
0.50%, 01/15/28		65,974	65,559,885

Total U.S. Treasury Obligations — 104.4% (Cost: $2,382,793,822)			2,407,909,841

Total Long-Term Investments — 107.6% (Cost: $2,458,219,195)			2,481,727,587

Short-Term Securities — 4.3%
Foreign Government Obligations — 4.1%(d)

Japan — 4.1%
Government of Japan Treasury Bills:
(0.14)%, 08/06/18	JPY	2,646,000	23,902,021
(0.14)%, 09/03/18		7,770,050	70,195,873

			94,097,894

Total Foreign Government Obligations — 4.1% (Cost: $94,929,980)			94,097,894

		Shares
Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(e)(f)		5,341,208	5,341,208

Total Money Market Funds — 0.2% (Cost: $5,341,208)			5,341,208

Total Short-Term Securities — 4.3% (Cost: $100,271,188)			99,439,102

Total Options Purchased — 0.0% (Cost: $1,892,410)			969,853

Total Investments Before Options Written — 111.9% (Cost: $2,560,382,793)			2,582,136,542

Total Options Written — 0.0% (Premiums Received — $(3,136,198))			(1,800,596)

Total Investments Net of Options Written — 111.9% (Cost: $2,557,246,595)			2,580,335,946
Liabilities in Excess of Other Assets — (11.9)%			(274,643,300)

Net Assets — 100.0%			$2,305,692,646

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(d)	Rates are discount rates or a range of discount rates at the time of purchase.
(e)	Annualized 7-day yield as of period end.

(f)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,558,903	—	(13,217,695	)(b)	5,341,208	$5,341,208	$119,364	$—	$—
iShares 1-3 Year Credit Bond ETF	—	230,000	(230,000)		—	—	40,092	(35,050)	—

						$5,341,208	$159,456	$(35,050)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	2.28%	03/19/18	Open	(a)	$53,125,000	$53,364,416	U.S. Treasury Obligations	Open(a)
Credit Agricole Corporate and Investments	2.30	06/06/18	Open	(a)	105,500,000	105,631,875	U.S. Treasury Obligations	Open(a)
Nomura Securities International, Inc.	2.28	06/19/18	Open	(a)	49,687,500	49,717,105	U.S. Treasury Obligations	Open(a)
Nomura Securities International, Inc.	2.28	06/19/18	Open	(a)	50,250,000	50,279,941	U.S. Treasury Obligations	Open(a)
Royal Bank of Canada	2.30	06/29/18	07/02/18		38,565,000	38,569,928	U.S. Treasury Obligations	Overnight

					$297,127,500	$297,563,265

(a) Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	1,660	09/28/18	$351,635	$147,915
WTI Crude Oil(a)	75	11/16/18	5,212	299,609
3 Month Canadian Bank Acceptance	315	12/16/19	58,392	(40,499)

				407,025

Short Contracts
WTI Crude Oil(a)	69	08/20/18	5,000	(373,960)
Euro-Bund	654	09/06/18	124,146	(1,588,350)
U.S. Treasury 10 Year Note	646	09/19/18	77,641	39,535
U.S. Treasury 10 Year Ultra Note	658	09/19/18	84,378	(945,837)
U.S. Treasury 5 Year Note	1,180	09/28/18	134,068	(73,905)
90-day Eurodollar	241	12/16/19	58,464	8,729
90-day Eurodollar	510	09/14/20	123,707	(1,209)

				(2,934,997)

				$(2,527,972)

(a)	All or a portion of the security is held by a wholly-owned subsidiary.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,521,000	JPY	194,709,446	Goldman Sachs International	07/05/18	$17,587
JPY	50,144,500	USD	452,870	HSBC Bank plc	07/05/18	104
NZD	179,000	USD	120,968	BNP Paribas SA	07/05/18	268
USD	36,446,218	JPY	3,955,909,000	Bank of America NA	07/05/18	710,993
USD	36,465,940	JPY	3,955,909,000	Deutsche Bank AG	07/05/18	730,714
USD	125,568	NZD	179,000	ANZ Banking Group Ltd.	07/05/18	4,332
EUR	2,317,000	JPY	299,009,081	Royal Bank of Canada	07/12/18	5,207
USD	455,997	JPY	50,144,500	State Street Bank and Trust Co.	08/06/18	2,017
USD	24,268,820	JPY	2,646,840,000	Bank of America NA	08/07/18	304,116
USD	71,388,361	JPY	7,802,498,000	Barclays Bank plc	09/11/18	563,097
USD	17,135,520	EUR	14,500,000	Royal Bank of Canada	09/19/18	100,413
USD	25,589,057	JPY	2,563,000,000	Morgan Stanley & Co. International plc	03/16/20	1,175,763

						3,614,611

JPY	193,227,992	EUR	1,521,000	Royal Bank of Canada	07/05/18	(30,970)
JPY	7,810,677,000	USD	70,827,534	Nomura International plc	07/05/18	(270,728)
JPY	50,144,500	USD	455,017	State Street Bank and Trust Co.	07/05/18	(2,043)
EUR	1,655,000	JPY	214,143,726	Goldman Sachs International	07/12/18	(1,394)
JPY	137,108,869	EUR	1,076,000	Credit Suisse International	07/12/18	(18,225)
USD	453,840	JPY	50,144,500	HSBC Bank plc	08/06/18	(140)
USD	120,973	NZD	179,000	BNP Paribas SA	08/06/18	(267)
EUR	14,500,000	USD	17,221,682	Goldman Sachs International	09/19/18	(186,574)
EUR	30,580,000	USD	36,273,140	Royal Bank of Scotland	09/19/18	(346,686)
SEK	98,460,711	USD	11,500,000	Northern Trust Co.	09/19/18	(439,875)

						(1,296,902)

	Net Unrealized Appreciation					$2,317,709

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	Deutsche Bank AG	—	07/06/18	MXN	18.35	MXN	18.35	USD	190	$1,676
USD Currency	One-Touch	Citibank NA	—	01/28/19	JPY	106.75	JPY	106.75	USD	2,500	48,854

											$50,530

OTC Options Currency Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Barclays Bank plc	07/02/18	JPY	129.55	EUR	8,500	$15,081

Put
EUR Currency	Barclays Bank plc	07/02/18	JPY	127.00	EUR	8,500	170
USD Currency	Citibank NA	11/06/18	JPY	107.00	USD	10,000	95,713

							95,883

							$110,964

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	1.10%	Semi-Annual	6 month LIBOR	Semi-Annual	Barclays Bank plc	06/29/22	1.10%	JPY	7,500,000	$542,565

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put 90-day Eurodollar Sep 18 Futures	1,500	09/14/18	USD	96.88	USD	375,000	$(253,125)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Deutsche Bank AG	07/02/18	JPY	129.55	EUR	8,500	$(13,753)
EUR Currency	Barclays Bank plc	07/10/18	JPY	129.25	EUR	12,000	(87,367)

							(101,120)

Put
EUR Currency	Deutsche Bank AG	07/02/18	JPY	127.00	EUR	8,500	(190)
EUR Currency	Barclays Bank plc	07/10/18	JPY	126.70	EUR	12,000	(12,111)
USD Currency	Citibank NA	11/06/18	JPY	99.00	USD	10,000	(13,078)

							(25,379)

							$(126,499)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap	3.03%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	12/10/18	3.03%	USD	590,000	$(1,064,006)
2-Year Interest Rate Swap	3.03%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	12/27/18	3.03%	USD	147,500	(301,024)

										$(1,365,030)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.21%	Goldman Sachs Bank USA	05/29/20	USD	215,286	$265,794	$333,693	$(67,899)

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.71%	Goldman Sachs Bank USA	05/29/20	USD 215,286	$(54,780)	$(96,879)	$42,099

Inflation Rate Caps

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR 14,495	$(1,162)	$(1,014,650)	$1,013,488

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.33%	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/15/23	GBP	26,595	$(150,332)	$—	$(150,332)
UK Retail Price Index All Items Monthly	At Termination	3.21%	At Termination	02/15/23	GBP	97,790	345,898	(35,754)	381,652
3.46%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/27	GBP	23,810	(490,717)	—	(490,717)
UK Retail Price Index All Items Monthly	At Termination	3.41%	At Termination	01/15/28	GBP	26,595	308,092	—	308,092
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	995,292	—	995,292
3.35%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/32	GBP	16,650	177,511	—	177,511
UK Retail Price Index All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	1,277,936	—	1,277,936
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/47	GBP	14,345	(1,561,465)	—	(1,561,465)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	02/15/48	GBP	80	7,217	1,644	5,573

							$909,432	$(34,110)	$943,542

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.93%	Semi-Annual	3 month LIBOR	Quarterly	12/12/18	(a)	12/12/20	USD	239,370	$(110,843)	$—	$(110,843)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	12/31/18	(a)	12/31/20	USD	59,000	(20,357)	—	(20,357)
6 month EURIBOR	Semi-Annual	0.94%	Annual	09/10/18	(a)	08/15/27	EUR	57,620	816,438	—	816,438

									$685,238	$—	$685,238

(a)	Forward Swap.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.34%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)%
6 month LIBOR	London Interbank Offered Rate	2.50%
HICP	Harmonised Index of Consumer Price Index Excluding Tobacco	0.11%
UKRPI	United Kingdom Retail Price Index	2.40%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,644	$(35,754)	$3,962,494	$(2,333,714)	$—
Options Written	N/A	N/A	1,391,811	(56,209)	(1,800,596)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$299,609	$—	$—	$—	$196,179	$—	$495,788
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,614,611	—	—	3,614,611
Options purchased
Investments at value — unaffiliated(b)	—	—	—	161,494	808,359	—	969,853
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	816,438	3,146,056	3,962,494

	$299,609	$—	$—	$3,776,105	$1,820,976	$3,146,056	$9,042,746

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$373,960	$—	$—	$—	$2,649,800	$—	$3,023,760
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,296,902	—	—	1,296,902
Options written
Options written, at value	—	—	—	126,499	1,672,935	1,162	1,800,596
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	131,200	2,202,514	2,333,714

	$373,960	$—	$—	$1,423,401	$4,453,935	$2,203,676	$8,454,972

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(216,138)	$—	$(166,054)	$—	$4,241,918	$—	$3,859,726
Forward foreign currency exchange contracts	—	—	—	7,620,155	—	—	7,620,155
Options purchased(a)	—	—	—	(344,689)	(3,763,525)	—	(4,108,214)
Options written	—	—	—	175,114	743,843	—	918,957
Swaps	—	—	—	—	(769,746)	5,714,732	4,944,986

	$(216,138)	$—	$(166,054)	$7,450,580	$452,490	$5,714,732	$13,235,610

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(74,351)	$—	$—	$—	$(3,399,020)	$—	$(3,473,371)
Forward foreign currency exchange contracts	—	—	—	3,293,887	—	—	3,293,887
Options purchased(b)	—	—	—	(376,997)	4,971,309	—	4,594,312
Options written	—	—	—	53,372	(1,921,122)	920	(1,866,830)
Swaps	—	—	—	—	1,714,022	(136,848)	1,577,174

	$(74,351)	$—	$—	$2,970,262	$1,365,189	$(135,928)	$4,125,172

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$274,274,309
Average notional value of contracts — short	$401,612,374
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$298,221,989
Average amounts sold — in USD	$108,012,596
Options:
Average value of option contracts purchased	$408,957
Average value of option contracts written	$257,543
Average notional value of swaption contracts purchased	$69,000,000
Average notional value of swaption contracts written	$737,850,000
Interest rate swaps:
Average notional value — pays fixed rate	$149,185,000
Average notional value — receives fixed rate	$33,635,675
Inflation Swaps:
Average notional value — pay fixed rate	$233,083,909
Average notional value — receives fixed rate	$366,175,351

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$38,195
Forward foreign currency exchange contracts	3,614,611		1,296,902
Options	969,853	(a)	1,800,596
Swaps — Centrally cleared	—		204,034

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,584,464		$3,339,727
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(495,354)

Total derivative assets and liabilities subject to an MNA	$4,584,464		$2,844,373

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
ANZ Banking Group Ltd.	$4,332	$—	$—	$—	$4,332
Bank of America NA	1,015,109	—	—	—	1,015,109
Barclays Bank plc	1,120,913	(99,478)	—	(610,000)	411,435
BNP Paribas SA	268	(267)	—	—	1
Citibank NA	144,567	(13,078)	—	(131,489)	—
Deutsche Bank AG	732,390	(15,105)	—	—	717,285
Goldman Sachs Bank USA	265,794	(265,794)	—	—	—
Goldman Sachs International	17,587	(17,587)	—	—	—
HSBC Bank plc	104	(104)	—	—	—
Morgan Stanley & Co. International plc	1,175,763	—	—	—	1,175,763
Royal Bank of Canada	105,620	(30,970)	—	—	74,650
State Street Bank and Trust Co.	2,017	(2,017)	—	—	—

	$4,584,464	$(444,400)	$—	$(741,489)	$3,398,575

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Barclays Bank plc	$99,478	$(99,478)	$—	$—	$—
BNP Paribas SA	267	(267)	—	—	—
Citibank NA	13,078	(13,078)	—	—	—
Credit Suisse International	18,225	—	—	—	18,225
Deutsche Bank AG	15,105	(15,105)	—	—	—
Goldman Sachs Bank USA	1,419,810	(265,794)	—	(1,140,000)	14,016
Goldman Sachs International	187,968	(17,587)	—	—	170,381
HSBC Bank plc	140	(104)	—	—	36
Nomura International plc	270,728	—	—	—	270,728
Northern Trust Co.	439,875	—	—	—	439,875
Royal Bank of Canada	30,970	(30,970)	—	—	—
Royal Bank of Scotland	346,686	—	—	—	346,686
State Street Bank and Trust Co.	2,043	(2,017)	—	—	26

	$2,844,373	$(444,400)	$—	$(1,140,000)	$1,259,973

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds(a)	$—	$—	$18,000,000	$18,000,000
Foreign Government Obligations	—	55,817,746	—	55,817,746
U.S. Treasury Obligations	—	2,407,909,841	—	2,407,909,841
Short-Term Securities:
Foreign Government Obligations	—	94,097,894	—	94,097,894
Money Market Funds	5,341,208	—	—	5,341,208
Options Purchased:
Foreign currency exchange contracts	—	161,494	—	161,494
Interest rate contracts	—	808,359	—	808,359

	$5,341,208	$2,558,795,334	$18,000,000	$2,582,136,542

Derivative Financial Instruments(b)
Assets:
Commodity contracts	$299,609	$—	$—	$299,609
Foreign currency exchange contracts	—	3,614,611	—	3,614,611
Interest rate contracts	196,179	816,438	—	1,012,617
Other Contracts	—	3,146,056	—	3,146,056
Liabilities:
Commodity contracts	(373,960)	—	—	(373,960)
Foreign currency exchange contracts	—	(1,423,401)	—	(1,423,401)
Interest rate contracts	(2,902,925)	(1,551,010)	—	(4,453,935)
Other Contracts	—	(2,203,676)	—	(2,203,676)

	$(2,781,097)	$2,399,018	$—	$(382,079)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $297,563,265 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 9.7%(a)(b)
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.76%, 10/15/28	USD	250	$251,236
Apidos CLO XX, Series 2015-20A, Class A1R, (LIBOR USD 3 Month + 1.33%), 3.68%, 01/16/27		250	249,997
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.63%, 05/24/30		500	501,023
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.52%, 10/15/30		250	250,753
Ares XXXVR CLO Ltd., Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 3.74%, 07/15/30		1,000	1,000,000
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/26/31(c)		1,000	997,500
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.02%, 07/20/29		500	499,990
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.85%, 01/20/29		500	502,765
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.46%, 01/20/31		500	500,247
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1, (LIBOR USD 3 Month + 1.49%), 3.84%, 01/15/29		250	250,721
Series 2016-10A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.35%, 01/15/29		250	250,626
BlueMountain CLO Ltd.:
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.26%), 3.62%, 04/30/26		231	230,700
Series 2014-4A, Class A1R, (LIBOR USD 3 Month + 1.35%), 3.67%, 11/30/26		250	250,180
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.03%, 05/15/31		500	500,495
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.53%, 01/15/30		250	250,313
CBAM Ltd.:
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.70%, 04/17/31		1,000	989,957
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.28%, 07/15/31(c)		500	498,750
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.84%, 07/15/31(c)		500	498,500
Cedar Funding VI CLO Ltd., Series 2016-6A, Class B, (LIBOR USD 3 Month + 1.93%), 4.29%, 10/20/28		250	250,260
CIFC Funding Ltd.:
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.15%, 04/27/31(c)		1,000	1,000,000
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.39%, 04/27/31		650	650,000
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.16%, 04/24/30		1,000	1,000,683
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 3.84%, 10/21/28		250	250,632
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, (LIBOR USD 3 Month + 0.97%), 3.32%, 04/15/31		500	499,434
Grippen Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.62%, 01/20/30		500	501,155
Highbridge Loan Management Ltd., Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.87%, 07/18/31		500	500,000

Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.54%, 04/25/29	USD	1,500	$1,502,801
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.08%, 04/20/30		1,000	1,000,619
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/20/30		250	250,759
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.53%, 10/18/30		750	752,246
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.58%, 10/20/26		500	500,145
OCP CLO Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.73%, 11/22/25		250	250,401
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.57%, 11/22/30		250	250,366
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.36%, 07/16/31		1,000	1,000,000
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.84%, 04/20/26		250	250,090
Voya CLO Ltd., Series 2013-3A, Class A2R, (LIBOR USD 3 Month + 1.50%), 3.86%, 01/18/26		250	249,975
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 0.00%, 07/20/30		1,000	1,000,000

Total Asset-Backed Securities — 9.7% (Cost: $20,127,331)			20,133,319

Corporate Bonds — 42.7%

Aerospace & Defense — 0.9%
Boeing Co. (The):
2.20%, 10/30/22		60	57,711
2.80%, 03/01/23		20	19,572
Harris Corp.:
3.83%, 04/27/25		75	73,540
4.40%, 06/15/28		115	115,899
L3 Technologies, Inc.:
4.95%, 02/15/21		50	51,257
3.85%, 06/15/23		100	99,792
Lockheed Martin Corp.:
3.35%, 09/15/21		100	100,556
2.90%, 03/01/25		150	142,720
4.07%, 12/15/42		60	57,727
3.80%, 03/01/45		75	68,881
Northrop Grumman Corp.:
2.08%, 10/15/20		145	141,667
2.55%, 10/15/22		170	163,748
3.25%, 01/15/28		260	244,260
4.03%, 10/15/47		55	51,566
Rockwell Collins, Inc.:
2.80%, 03/15/22		65	63,338
3.20%, 03/15/24		50	48,169
3.50%, 03/15/27		45	42,768
4.35%, 04/15/47		25	23,877
United Technologies Corp.:
1.90%, 05/04/20		12	11,770
1.95%, 11/01/21		100	95,836
2.80%, 05/04/24		170	161,127
4.50%, 06/01/42		105	103,762

			1,939,543

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 04/01/26	USD	65	$62,239
4.55%, 04/01/46		90	87,332
4.40%, 01/15/47		50	47,342
4.05%, 02/15/48		40	35,930

			232,843
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2017-1, Class AA, 3.65%, 02/15/29		72	70,103
Delta Air Lines, Inc.:
2.88%, 03/13/20		50	49,671
2.60%, 12/04/20		105	102,722
3.63%, 03/15/22		58	57,346
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21		153	155,870
Virgin Australia Pass-Through Trust, Series 2013-1B, 6.00%, 10/23/20(a)		44	44,875

			480,587
Auto Components — 0.2%
Aptiv plc:
3.15%, 11/19/20		160	158,839
4.25%, 01/15/26		10	9,967
Delphi Corp., 4.15%, 03/15/24		157	157,413

			326,219
Automobiles — 0.4%
BMW US Capital LLC, 1.85%, 09/15/21(a)		25	23,840
Daimler Finance North America LLC, 2.30%, 02/12/21(a)		150	145,704
Ford Motor Co., 5.29%, 12/08/46		40	37,069
General Motors Co.:
5.20%, 04/01/45		100	91,802
6.75%, 04/01/46		49	54,284
Hyundai Capital America(a):
1.75%, 09/27/19		20	19,612
2.55%, 04/03/20		40	39,309
Nissan Motor Acceptance Corp.(a):
2.55%, 03/08/21		40	39,085
3.15%, 03/15/21		75	74,500
2.65%, 07/13/22		50	48,272
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20(a)		200	196,732

			770,209
Banks — 11.0%
ANZ New Zealand Int’l Ltd., 2.20%, 07/17/20(a)		200	196,017
Banco Santander SA, 3.13%, 02/23/23		200	189,782
Bank of America Corp.:
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(b)		125	122,777
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(b)		275	274,906
2.50%, 10/21/22		210	201,148
3.30%, 01/11/23		80	78,826
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(b)		195	189,421
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(b)		60	59,386
Series L, 3.95%, 04/21/25		350	342,767
4.45%, 03/03/26		325	325,753
4.25%, 10/22/26		91	89,923
Series L, 4.18%, 11/25/27		250	243,474
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(b)		100	96,443
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(b)		100	95,474
Series L, 4.75%, 04/21/45		125	125,856
Bank of Montreal, 1.90%, 08/27/21		150	143,457

Security		Par (000)	Value
Banks (continued)
Bank of Nova Scotia (The):
2.15%, 07/14/20	USD	30	$29,415
2.45%, 09/19/22		160	153,517
Barclays Bank plc, (LIBOR USD 3 Month + 0.65%), 3.01%, 08/07/20(b)		250	250,956
Barclays plc:
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(d)		600	619,867
3.68%, 01/10/23		200	194,492
(LIBOR USD 3 Month + 1.38%), 3.71%, 05/16/24(b)		200	198,350
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(b)		200	198,144
BB&T Corp.:
5.25%, 11/01/19		150	154,116
2.15%, 02/01/21		50	48,625
2.05%, 05/10/21		100	96,628
3.20%, 09/03/21		130	129,589
BNP Paribas SA:
5.00%, 01/15/21		230	239,174
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(d)		225	234,844
(USD Swap Semi 5 Year + 2.84%), 5.13%(a)(b)(d)		200	176,176
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		200	187,606
Citigroup, Inc.:
2.50%, 07/29/19		150	149,327
2.90%, 12/08/21		325	318,378
2.75%, 04/25/22		70	67,756
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(b)		60	58,783
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(b)		110	106,071
3.20%, 10/21/26		200	185,986
4.30%, 11/20/26		275	268,343
(LIBOR USD 3 Month + 1.19%), 4.08%, 04/23/29(b)		25	24,529
Commonwealth Bank of Australia:
2.30%, 03/12/20		250	246,504
2.50%, 09/18/22(a)		100	95,832
Cooperatieve Rabobank UA:
1.38%, 08/09/19		250	245,806
3.88%, 02/08/22		150	152,121
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(d)		200	211,750
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		250	247,267
3.13%, 12/10/20		250	248,190
3.80%, 06/09/23		250	246,756
Danske Bank A/S, 2.20%, 03/02/20(a)		200	196,621
Fifth Third Bancorp, 2.60%, 06/15/22		180	174,249
HSBC Holdings plc:
3.40%, 03/08/21		350	349,874
(USD Swap Rate 5 Year + 5.51%), 6.87%(b)(d)		200	206,750
4.88%, 01/14/22		250	260,639
4.25%, 03/14/24		225	223,852
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(b)		275	274,015
(USD Swap Rate 5 Year + 3.61%), 6.50%(b)(d)		490	470,400
(LIBOR USD 3 Month + 1.53%), 4.58%, 06/19/29(b)		200	202,007
Huntington Bancshares, Inc.:
3.15%, 03/14/21		220	218,768
4.00%, 05/15/25		250	250,733
Intesa Sanpaolo SpA:
3.88%, 01/15/19		200	200,368
3.88%, 01/12/28(a)		200	171,443
JPMorgan Chase & Co.:
2.30%, 08/15/21		235	227,036
(LIBOR USD 3 Month + 0.61%), 2.94%, 06/18/22(b)		95	94,966
3.25%, 09/23/22		60	59,444

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(b)	USD	275	$266,595
3.38%, 05/01/23		175	170,923
2.70%, 05/18/23		70	67,200
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)		125	123,829
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(b)		25	24,391
(LIBOR USD 3 Month + 1.12%), 4.00%, 04/23/29(b)		70	69,067
5.60%, 07/15/41		75	84,578
5.63%, 08/16/43		200	220,534
4.85%, 02/01/44		130	134,401
4.95%, 06/01/45		105	106,867
Series W, (LIBOR USD 3 Month + 1.00%), 3.34%, 05/15/47(b)		157	139,141
(LIBOR USD 3 Month + 1.22%), 3.90%, 01/23/49(b)		75	67,340
KeyBank NA, 3.35%, 06/15/21		250	250,363
KeyCorp, 2.90%, 09/15/20		125	123,997
Lloyds Banking Group plc:
3.10%, 07/06/21		200	197,252
4.38%, 03/22/28		200	197,303
(LIBOR USD 3 Month + 1.21%), 3.57%, 11/07/28(b)		200	184,526
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(d)		200	179,500
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	61,851
2.67%, 07/25/22		95	91,691
3.46%, 03/02/23		100	99,140
Mizuho Financial Group, Inc., 2.63%, 04/12/21(a)		200	195,278
National Australia Bank Ltd., 2.50%, 01/12/21		250	244,859
NatWest Markets plc(b):
(USD Swap Semi 5 Year + 7.60%), 8.62%(d)		400	425,100
(LIBOR USD 3 Month + 1.55%), 3.89%, 06/25/24		200	199,590
(USD Swap Semi 5 Year + 5.72%), 8.00%(d)		200	210,000
Nordea Bank AB, 2.13%, 05/29/20(a)		200	195,980
Royal Bank of Canada:
2.35%, 10/30/20		50	49,037
2.50%, 01/19/21		50	49,122
2.75%, 02/01/22		30	29,464
Santander Holdings USA, Inc., 3.70%, 03/28/22		100	98,528
Santander UK Group Holdings plc, 3.13%, 01/08/21		255	251,465
Santander UK plc:
2.13%, 11/03/20		200	194,158
5.00%, 11/07/23(a)		200	203,037
Skandinaviska Enskilda Banken AB, 2.45%, 05/27/20(a)		200	197,040
Societe Generale SA(a)(b)(d):
(USD Swap Rate 5 Year + 5.87%), 8.00%		400	416,000
(USD Swap Semi 5 Year + 3.93%), 6.75%		200	183,500
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(d)		200	205,000
Sumitomo Mitsui Financial Group, Inc.:
(LIBOR USD 3 Month + 1.68%), 4.01%, 03/09/21(b)		120	123,721
3.10%, 01/17/23		265	258,929
SunTrust Bank:
2.25%, 01/31/20		30	29,631
2.45%, 08/01/22		100	96,063
SunTrust Banks, Inc.:
2.70%, 01/27/22		15	14,615
4.00%, 05/01/25		80	80,381
Svenska Handelsbanken AB, 2.40%, 10/01/20		250	245,458
Swedbank AB, 2.65%, 03/10/21(a)		200	196,436
Toronto-Dominion Bank (The):
2.50%, 12/14/20		115	113,147
2.55%, 01/25/21		50	49,240
1.80%, 07/13/21		100	95,765

Security		Par (000)	Value
Banks (continued)
UBS Group Funding Switzerland AG:
2.95%, 09/24/20(a)	USD	200	$197,892
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)(b)		200	191,423
(USD Swap Semi 5 Year + 4.87%), 7.00%(b)(d)		200	202,768
US Bancorp, Series V, 2.63%, 01/24/22		175	171,222
US Bank NA, 2.80%, 01/27/25		250	236,965
Wells Fargo & Co.:
2.50%, 03/04/21		350	342,189
2.63%, 07/22/22		115	110,766
Series M, 3.45%, 02/13/23		30	29,401
3.00%, 02/19/25		75	70,743
3.55%, 09/29/25		100	96,937
4.10%, 06/03/26		115	112,689
4.90%, 11/17/45		175	172,840
4.40%, 06/14/46		250	228,877
Wells Fargo Bank NA, 2.60%, 01/15/21		250	246,017
Westpac Banking Corp.:
2.15%, 03/06/20		385	378,790
2.80%, 01/11/22		80	78,131
2.75%, 01/11/23		50	47,684
(USD Swap Rate 5 Year + 2.89%), 5.00%(b)(d)		265	228,739

			22,796,579
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc.:
3.30%, 02/01/23		390	386,739
3.65%, 02/01/26		325	318,157
4.70%, 02/01/36		150	152,032
4.90%, 02/01/46		172	176,881
Anheuser-Busch InBev Worldwide, Inc.:
4.00%, 04/13/28		55	54,872
4.60%, 04/15/48		115	113,304
Constellation Brands, Inc., 3.20%, 02/15/23		40	38,921
Maple Escrow Subsidiary, Inc.(a):
4.06%, 05/25/23		160	160,390
4.60%, 05/25/28		35	35,130
Molson Coors Brewing Co.:
3.00%, 07/15/26		65	59,044
4.20%, 07/15/46		50	44,891
PepsiCo, Inc., 2.15%, 10/14/20		25	24,603

			1,564,964
Biotechnology — 0.8%
AbbVie, Inc.:
2.50%, 05/14/20		60	59,277
2.30%, 05/14/21		50	48,586
2.90%, 11/06/22		180	174,667
2.85%, 05/14/23		110	105,941
3.20%, 05/14/26		225	210,093
4.45%, 05/14/46		75	71,719
Amgen, Inc.:
3.88%, 11/15/21		100	101,434
3.63%, 05/15/22		55	55,326
4.40%, 05/01/45		100	95,307
4.66%, 06/15/51		51	50,428
Baxalta, Inc.:
3.60%, 06/23/22		30	29,692
5.25%, 06/23/45		50	51,591
Biogen, Inc., 2.90%, 09/15/20		110	109,521
Celgene Corp., 2.25%, 08/15/21		30	28,859
Gilead Sciences, Inc.:
4.40%, 12/01/21		50	51,698
3.25%, 09/01/22		70	69,597

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Biotechnology (continued)
2.50%, 09/01/23	USD	45	$42,898
3.50%, 02/01/25		100	98,489
4.50%, 02/01/45		6	5,997
4.75%, 03/01/46		115	118,702
4.15%, 03/01/47		75	71,691

			1,651,513
Capital Markets — 2.5%
Bank of New York Mellon Corp. (The):
2.30%, 09/11/19		200	198,918
2.50%, 04/15/21		75	73,620
2.05%, 05/03/21		100	96,881
2.95%, 01/29/23		50	48,867
2.20%, 08/16/23		125	117,329
Charles Schwab Corp. (The), 2.65%, 01/25/23		50	48,671
Credit Suisse Group AG, (USD Swap Semi 5 Year + 3.46%), 6.25%(a)(b)(d)		200	195,522
Deutsche Bank AG:
2.95%, 08/20/20		80	77,786
3.15%, 01/22/21		100	96,778
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(b)		200	180,043
E*TRADE Financial Corp., 2.95%, 08/24/22		50	48,434
Goldman Sachs Group, Inc. (The):
2.60%, 12/27/20		65	63,896
3.00%, 04/26/22		365	356,569
3.63%, 01/22/23		70	69,540
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		260	250,919
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(b)		80	77,053
3.50%, 01/23/25		50	48,284
3.75%, 02/25/26		100	96,890
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		300	295,473
6.75%, 10/01/37		100	118,684
5.15%, 05/22/45		105	104,498
ING Bank NV, 2.50%, 10/01/19(a)		250	248,185
Intercontinental Exchange, Inc., 2.35%, 09/15/22		50	47,937
Moody’s Corp., 2.75%, 12/15/21		110	107,435
Morgan Stanley:
5.63%, 09/23/19		100	103,045
2.50%, 04/21/21		20	19,534
2.63%, 11/17/21		70	67,956
2.75%, 05/19/22		210	203,438
3.13%, 01/23/23		70	68,301
3.75%, 02/25/23		250	250,283
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)		95	94,430
3.88%, 01/27/26		225	221,480
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(b)		150	142,567
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		250	240,832
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(b)		100	92,658
4.30%, 01/27/45		65	61,501
State Street Corp.:
2.55%, 08/18/20		100	99,186
3.55%, 08/18/25		175	174,913
UBS AG, 2.38%, 08/14/19		250	248,438

			5,156,774
Chemicals — 0.4%
Airgas, Inc., 2.38%, 02/15/20		30	29,656
Dow Chemical Co. (The), 4.38%, 11/15/42		89	83,832
Eastman Chemical Co., 3.80%, 03/15/25		100	98,801
EI du Pont de Nemours & Co., 2.20%, 05/01/20		110	108,425
Monsanto Co., 2.20%, 07/15/22		30	28,036
Praxair, Inc., 3.00%, 09/01/21		50	49,729

Security		Par (000)	Value
Chemicals (continued)
Sherwin-Williams Co. (The):
2.25%, 05/15/20	USD	200	$196,678
4.50%, 06/01/47		150	143,162

			738,319
Commercial Services & Supplies — 0.1%
Republic Services, Inc.:
5.25%, 11/15/21		60	63,290
3.38%, 11/15/27		35	33,172
3.95%, 05/15/28		40	39,459

			135,921
Communications Equipment — 0.1%
Cisco Systems, Inc.:
1.85%, 09/20/21		100	95,467
2.50%, 09/20/26		150	138,946

			234,413
Consumer Finance — 2.2%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		150	151,651
4.50%, 05/15/21		150	152,831
3.50%, 01/15/25		150	140,713
American Express Co.:
2.20%, 10/30/20		125	122,123
(LIBOR USD 3 Month + 0.53%), 2.85%, 05/17/21(b)		45	45,125
2.50%, 08/01/22		165	158,227
American Express Credit Corp., 2.38%, 05/26/20		150	147,823
American Honda Finance Corp.:
1.65%, 07/12/21		30	28,705
2.60%, 11/16/22		30	29,203
Capital One Financial Corp.:
2.40%, 10/30/20		75	73,154
3.05%, 03/09/22		80	78,406
3.50%, 06/15/23		135	131,877
4.25%, 04/30/25		150	149,478
Caterpillar Financial Services Corp.:
2.40%, 06/06/22		35	33,947
2.55%, 11/29/22		50	48,287
Discover Financial Services:
3.85%, 11/21/22		60	59,743
4.10%, 02/09/27		175	167,857
Ford Motor Credit Co. LLC:
2.02%, 05/03/19		240	238,013
2.68%, 01/09/20		500	495,310
2.46%, 03/27/20		200	196,769
3.34%, 03/18/21		240	237,848
4.13%, 08/04/25		200	194,978
General Motors Financial Co., Inc.:
2.65%, 04/13/20		130	128,435
3.20%, 07/06/21		55	54,284
4.38%, 09/25/21		160	163,084
3.25%, 01/05/23		210	203,505
3.70%, 05/09/23		70	68,674
4.15%, 06/19/23		35	34,992
4.00%, 01/15/25		50	48,471
4.30%, 07/13/25		35	34,337
Harley-Davidson Financial Services, Inc., 2.55%, 06/09/22(a)		40	38,298
HSBC USA, Inc., 2.75%, 08/07/20		100	99,080
John Deere Capital Corp.:
2.38%, 07/14/20		100	98,549
2.35%, 01/08/21		25	24,562
2.80%, 09/08/27		145	135,358
PACCAR Financial Corp., 2.80%, 03/01/21		60	59,481

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
Synchrony Financial, 2.70%, 02/03/20	USD	100	$98,946
Toyota Motor Credit Corp.:
1.90%, 04/08/21		50	48,437
2.75%, 05/17/21		125	123,902
2.80%, 07/13/22		50	49,061

			4,593,524
Containers & Packaging — 0.0%
International Paper Co., 4.35%, 08/15/48		100	89,703

Diversified Consumer Services — 0.0%
Northwestern University, Series 2017, 3.66%, 12/01/57		27	26,344

Diversified Financial Services — 0.4%
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(a)		50	49,606
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20		200	195,496
4.42%, 11/15/35		200	193,756
Shell International Finance BV:
1.88%, 05/10/21		210	203,591
3.63%, 08/21/42		100	91,288

			733,737
Diversified Telecommunication Services — 1.6%
AT&T, Inc.:
3.20%, 03/01/22		160	157,009
2.63%, 12/01/22		80	75,789
3.60%, 02/17/23		260	256,155
4.10%, 02/15/28(a)		210	200,670
4.30%, 02/15/30(a)		129	121,764
4.50%, 05/15/35		150	138,742
5.35%, 09/01/40		70	68,317
5.15%, 03/15/42		195	184,707
5.45%, 03/01/47		5	4,908
4.50%, 03/09/48		145	125,003
Bell Canada, Inc., 4.46%, 04/01/48		45	43,975
Deutsche Telekom International Finance BV, 2.23%, 01/17/20(a)		150	147,873
Orange SA, 1.63%, 11/03/19		125	122,680
Telefonica Emisiones SAU:
5.88%, 07/15/19		75	77,148
5.13%, 04/27/20		30	30,949
4.90%, 03/06/48		160	147,481
Verizon Communications, Inc.:
1.75%, 08/15/21		125	119,473
2.95%, 03/15/22		295	289,530
5.15%, 09/15/23		90	95,715
4.50%, 08/10/33		250	242,095
4.27%, 01/15/36		300	276,750
5.25%, 03/16/37		85	87,295
4.81%, 03/15/39		70	67,687
3.85%, 11/01/42		258	215,449
4.67%, 03/15/55		79	70,163

			3,367,327
Electric Utilities — 1.7%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		65	64,988
Baltimore Gas & Electric Co., 3.50%, 11/15/21		100	100,802
DTE Electric Co.:
3.90%, 06/01/21		75	76,035
4.30%, 07/01/44		50	51,420
Duke Energy Carolinas LLC, 6.10%, 06/01/37		249	312,833
Duke Energy Corp.:
1.80%, 09/01/21		70	67,004
3.55%, 09/15/21		75	75,308

Security		Par (000)	Value
Electric Utilities (continued)
2.40%, 08/15/22	USD	100	$96,178
3.95%, 10/15/23		40	40,450
2.65%, 09/01/26		20	18,014
3.75%, 09/01/46		40	35,232
Duke Energy Progress LLC:
2.80%, 05/15/22		45	44,422
4.15%, 12/01/44		80	78,951
Eversource Energy, Series K, 2.75%, 03/15/22		75	73,132
Exelon Corp.:
2.85%, 06/15/20		40	39,644
2.45%, 04/15/21		100	97,185
3.95%, 06/15/25		375	372,740
3.40%, 04/15/26		5	4,749
4.45%, 04/15/46		50	48,577
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		17	16,475
Series B, 3.90%, 07/15/27		200	194,022
Florida Power & Light Co.:
4.13%, 02/01/42		100	101,013
3.70%, 12/01/47		60	56,439
Georgia Power Co.:
Series C, 2.00%, 09/08/20		45	43,958
2.85%, 05/15/22		45	44,103
MidAmerican Energy Co., 3.65%, 08/01/48		50	46,124
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		40	39,994
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/27		15	14,418
Ohio Power Co., Series D, 6.60%, 03/01/33		229	292,883
Pacific Gas & Electric Co.:
4.75%, 02/15/44		75	71,093
4.00%, 12/01/46		14	12,065
PacifiCorp, 4.10%, 02/01/42		50	49,914
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	73,118
Progress Energy, Inc., 6.00%, 12/01/39		75	90,568
Public Service Co. of Colorado, 3.60%, 09/15/42		60	56,711
Southern California Edison Co., 4.50%, 09/01/40		30	30,143
Southern Co. (The), 4.40%, 07/01/46		100	97,627
Toledo Edison Co. (The), 6.15%, 05/15/37		40	48,765
Virginia Electric & Power Co.:
5.00%, 06/30/19		10	10,192
2.95%, 01/15/22		90	89,010
Series C, 2.75%, 03/15/23		150	145,380
4.45%, 02/15/44		150	152,385

			3,474,064
Electrical Equipment — 0.1%
Eaton Corp.:
3.10%, 09/15/27		75	70,104
4.15%, 11/02/42		75	72,324

			142,428
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.:
2.20%, 04/01/20		80	78,685
4.00%, 02/01/22		60	61,186
Corning, Inc., 2.90%, 05/15/22		30	29,538

			169,409
Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC:
3.20%, 08/15/21		20	19,929
2.77%, 12/15/22		75	72,757

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services (continued)
Halliburton Co.:
3.80%, 11/15/25	USD	36	$35,742
5.00%, 11/15/45		107	114,002
Schlumberger Holdings Corp., 3.00%, 12/21/20(a)		190	188,861

			431,291
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
2.80%, 06/01/20		77	76,339
3.30%, 02/15/21		80	79,914
4.40%, 02/15/26		130	129,069
AvalonBay Communities, Inc.:
3.63%, 10/01/20		30	30,230
3.95%, 01/15/21		25	25,339
2.95%, 09/15/22		30	29,357
Boston Properties LP:
5.63%, 11/15/20		80	83,769
4.13%, 05/15/21		20	20,365
Crown Castle International Corp.:
3.40%, 02/15/21		101	100,882
2.25%, 09/01/21		50	47,930
4.88%, 04/15/22		80	82,473
5.25%, 01/15/23		275	288,155
4.45%, 02/15/26		75	74,242
3.65%, 09/01/27		120	111,619
ERP Operating LP:
2.38%, 07/01/19		50	49,706
4.75%, 07/15/20		35	35,963
Realty Income Corp.:
3.25%, 10/15/22		95	93,525
3.00%, 01/15/27		125	114,406
Simon Property Group LP, 2.63%, 06/15/22		40	38,810

			1,512,093
Food & Staples Retailing — 0.5%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(a)		75	72,085
Kroger Co. (The), 4.45%, 02/01/47		65	59,119
Walgreen Co., 3.10%, 09/15/22		20	19,580
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19		225	224,057
3.30%, 11/18/21		110	109,300
3.45%, 06/01/26		80	74,564
4.65%, 06/01/46		50	45,951
Walmart, Inc.:
3.55%, 06/26/25		155	155,983
3.70%, 06/26/28		165	166,390
4.30%, 04/22/44		65	67,770
4.05%, 06/29/48		70	70,489

			1,065,288
Food Products — 0.6%
Campbell Soup Co., 3.30%, 03/15/21		135	134,442
General Mills, Inc.:
3.70%, 10/17/23		45	44,541
4.00%, 04/17/25		150	147,725
Kraft Heinz Foods Co.:
2.80%, 07/02/20		95	94,320
3.50%, 07/15/22		20	19,767
3.00%, 06/01/26		120	108,063
5.00%, 06/04/42		35	33,415
4.38%, 06/01/46		80	69,208
Tyson Foods, Inc.:
2.25%, 08/23/21		90	86,512
3.95%, 08/15/24		100	99,799

Security		Par (000)	Value
Food Products (continued)
Wm Wrigley Jr Co.(a):
2.90%, 10/21/19	USD	350	$349,112
3.38%, 10/21/20		70	70,193

			1,257,097
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
2.35%, 11/22/19		9	8,947
2.55%, 03/15/22		100	96,787
3.25%, 04/15/23		195	192,263
3.88%, 09/15/25		40	39,872
3.75%, 11/30/26		75	73,719
4.75%, 11/30/36		85	89,522
4.90%, 11/30/46		130	139,949
Becton Dickinson and Co.:
2.40%, 06/05/20		205	201,321
3.70%, 06/06/27		150	141,990
Danaher Corp., 2.40%, 09/15/20		75	74,106
Medtronic, Inc.:
2.50%, 03/15/20		260	258,196
3.15%, 03/15/22		50	49,599
4.38%, 03/15/35		225	232,695
4.63%, 03/15/45		100	106,004
Stryker Corp., 4.38%, 01/15/20		50	50,933

			1,755,903
Health Care Providers & Services — 1.1%
Aetna, Inc.:
2.75%, 11/15/22		25	24,006
2.80%, 06/15/23		190	181,037
Anthem, Inc.:
2.95%, 12/01/22		45	43,704
4.10%, 03/01/28		40	39,130
4.65%, 01/15/43		30	29,014
4.38%, 12/01/47		50	46,141
CVS Health Corp.:
2.80%, 07/20/20		135	133,725
2.13%, 06/01/21		110	105,742
3.70%, 03/09/23		340	338,276
4.78%, 03/25/38		290	285,236
5.30%, 12/05/43		70	73,147
5.13%, 07/20/45		100	101,328
5.05%, 03/25/48		50	50,885
HCA, Inc., 5.50%, 06/15/47		90	82,575
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	40,506
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	18,221
UnitedHealth Group, Inc.:
2.70%, 07/15/20		160	159,045
3.35%, 07/15/22		120	120,170
3.10%, 03/15/26		60	57,260
4.38%, 03/15/42		85	85,642
4.75%, 07/15/45		105	112,183
3.75%, 10/15/47		50	45,957
4.25%, 06/15/48		100	100,277

			2,273,207
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		80	81,275
Marriott International, Inc.:
2.88%, 03/01/21		60	59,167
Series N, 3.13%, 10/15/21		70	69,218
2.30%, 01/15/22		60	57,546
McDonald’s Corp.:
2.63%, 01/15/22		60	58,800
4.70%, 12/09/35		125	130,263

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
4.45%, 03/01/47	USD	75	$74,012

			530,281
Household Durables — 0.1%
Newell Brands, Inc.:
3.85%, 04/01/23		80	78,801
4.20%, 04/01/26		135	130,418

			209,219
Household Products — 0.1%
Reckitt Benckiser Treasury Services plc, 3.00%, 06/26/27(a)		200	185,947

Industrial Conglomerates — 0.3%
General Electric Co.:
4.38%, 09/16/20		125	128,029
4.65%, 10/17/21		85	88,409
3.15%, 09/07/22		110	107,775
5.88%, 01/14/38		125	141,840
4.50%, 03/11/44		34	33,334
Honeywell International, Inc.:
1.85%, 11/01/21		40	38,335
2.50%, 11/01/26		60	55,463
3.81%, 11/21/47		20	19,581
Roper Technologies, Inc., 2.80%, 12/15/21		50	48,831

			661,597
Insurance — 0.8%
Allstate Corp. (The), Series B, (LIBOR USD 3 Month + 2.94%), 5.75%, 08/15/53(b)		325	333,937
American International Group, Inc., 3.90%, 04/01/26		200	193,556
Aon plc:
2.80%, 03/15/21		190	186,782
4.45%, 05/24/43		90	84,411
Hartford Financial Services Group, Inc. (The):
5.13%, 04/15/22		70	73,872
(LIBOR USD 3 Month + 2.13%), 4.47%, 02/12/47(a)(b)		100	94,500
4.40%, 03/15/48		20	19,251
Jackson National Life Global Funding, 2.50%, 06/27/22(a)		80	77,122
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20		30	29,585
2.75%, 01/30/22		40	39,102
4.35%, 01/30/47		75	74,604
MetLife, Inc.:
4.72%, 12/15/44		35	36,126
4.05%, 03/01/45		25	23,219
New York Life Global Funding, 2.00%, 04/13/21(a)		50	48,305
Principal Life Global Funding II, 2.63%, 11/19/20(a)		50	49,193
Prudential Financial, Inc., 4.42%, 03/27/48		60	59,071
Teachers Insurance & Annuity Association of America(a):
6.85%, 12/16/39		7	9,268
4.27%, 05/15/47		50	47,817
Travelers Cos., Inc. (The), 4.30%, 08/25/45		85	85,973
Willis Towers Watson plc, 5.75%, 03/15/21		94	99,099

			1,664,793
Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc.:
3.30%, 12/05/21		30	30,242
2.40%, 02/22/23		50	48,085
3.15%, 08/22/27		220	210,692
3.88%, 08/22/37		155	151,297
Booking Holdings, Inc.:
2.75%, 03/15/23		40	38,592

Security		Par (000)	Value
Internet & Direct Marketing Retail (continued)
3.55%, 03/15/28	USD	70	$66,628
Expedia Group, Inc., 5.95%, 08/15/20		100	104,984

			650,520
Internet Software & Services — 0.2%
Baidu, Inc.:
2.75%, 06/09/19		200	199,160
3.00%, 06/30/20		200	198,281
eBay, Inc.:
2.15%, 06/05/20		55	54,038
2.75%, 01/30/23		50	48,170

			499,649
IT Services — 0.4%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		194	195,223
2.25%, 08/15/21		25	24,072
4.75%, 05/15/48		75	72,453
International Business Machines Corp., 2.88%, 11/09/22		100	98,199
Mastercard, Inc., 3.50%, 02/26/28		30	29,749
Total System Services, Inc.:
3.75%, 06/01/23		35	34,686
4.80%, 04/01/26		50	51,256
Visa, Inc.:
2.80%, 12/14/22		115	112,886
3.15%, 12/14/25		155	149,944
3.65%, 09/15/47		35	32,708

			801,176
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.60%, 08/15/21		100	100,546
3.30%, 02/15/22		35	34,795
3.15%, 01/15/23		200	195,579
3.00%, 04/15/23		60	58,338
4.10%, 08/15/47		20	18,926

			408,184
Machinery — 0.0%
Parker-Hannifin Corp., 3.25%, 03/01/27		35	33,768

Media — 1.6%
21st Century Fox America, Inc.:
6.40%, 12/15/35		75	89,966
6.15%, 03/01/37		50	58,646
CBS Corp.:
4.30%, 02/15/21		30	30,496
4.60%, 01/15/45		14	12,917
Charter Communications Operating LLC:
3.58%, 07/23/20(a)		20	20,050
3.58%, 07/23/20		30	29,962
4.46%, 07/23/22		205	207,519
4.50%, 02/01/24		155	154,848
6.38%, 10/23/35		59	61,655
6.48%, 10/23/45		346	364,696
5.75%, 04/01/48		40	38,725
6.83%, 10/23/55		12	12,865
Comcast Corp.:
1.63%, 01/15/22		20	18,758
2.75%, 03/01/23		60	57,678
3.20%, 07/15/36		100	83,195
6.95%, 08/15/37		24	30,126
4.50%, 01/15/43		110	104,019
4.60%, 08/15/45		60	57,811

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Cox Communications, Inc.(a):
3.25%, 12/15/22	USD	130	$126,276
3.15%, 08/15/24		60	56,842
4.60%, 08/15/47		48	43,864
Discovery Communications LLC:
5.05%, 06/01/20		50	51,652
3.30%, 05/15/22		50	49,139
2.95%, 03/20/23		170	162,576
3.25%, 04/01/23		50	48,493
5.00%, 09/20/37		75	72,214
5.20%, 09/20/47		60	58,197
Grupo Televisa SAB, 6.63%, 03/18/25		100	111,252
NBCUniversal Enterprise, Inc., (LIBOR USD 3 Month + 0.40%), 2.71%, 04/01/21(a)(b)		100	100,138
Omnicom Group, Inc., 4.45%, 08/15/20		130	133,135
RELX Capital, Inc., 3.50%, 03/16/23		40	39,577
Sky plc, 3.75%, 09/16/24(a)		200	198,845
Time Warner Cable LLC:
4.00%, 09/01/21		100	99,998
4.50%, 09/15/42		37	30,401
Viacom, Inc.:
4.38%, 03/15/43		25	20,976
5.85%, 09/01/43		54	53,976
(LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57(b)		75	70,875
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(b)		44	41,690
Warner Media LLC:
4.70%, 01/15/21		85	87,485
3.40%, 06/15/22		50	49,285
3.60%, 07/15/25		42	39,934
3.88%, 01/15/26		83	79,740
3.80%, 02/15/27		70	66,106
4.65%, 06/01/44		17	15,089
4.85%, 07/15/45		58	52,833

			3,394,520
Metals & Mining — 0.3%
Barrick North America Finance LLC, 5.75%, 05/01/43		50	55,696
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	24,690
5.00%, 09/30/43		50	56,101
Newmont Mining Corp.:
3.50%, 03/15/22		40	39,775
4.88%, 03/15/42		25	24,972
Nucor Corp., 4.40%, 05/01/48		25	24,589
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28		100	126,360
Southern Copper Corp., 5.88%, 04/23/45		50	53,206
Vale Overseas Ltd.:
4.38%, 01/11/22		75	75,899
6.25%, 08/10/26		125	135,375

			616,663
Multiline Retail — 0.1%
Target Corp.:
2.50%, 04/15/26		115	105,667
3.90%, 11/15/47		5	4,620

			110,287
Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co.:
2.38%, 01/15/21		60	58,742
5.95%, 05/15/37		250	306,129
CenterPoint Energy, Inc., 2.50%, 09/01/22		25	23,989
CMS Energy Corp., 3.00%, 05/15/26		45	42,054
Consumers Energy Co., 2.85%, 05/15/22		25	24,637

Security		Par (000)	Value
Multi-Utilities (continued)
Dominion Energy, Inc.(e):
2.96%, 07/01/19	USD	75	$74,833
4.10%, 04/01/21		35	35,488
NiSource, Inc., 4.80%, 02/15/44		125	129,782
Sempra Energy, (LIBOR USD 3 Month + 0.50%), 2.85%, 01/15/21(b)		40	40,020
WEC Energy Group, Inc., 3.38%, 06/15/21		55	55,156

			790,830
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., 6.45%, 09/15/36		75	86,674
Andeavor Logistics LP:
6.25%, 10/15/22		8	8,287
3.50%, 12/01/22		40	39,083
4.25%, 12/01/27		25	23,947
Apache Corp.:
3.63%, 02/01/21		115	115,375
3.25%, 04/15/22		50	49,152
5.10%, 09/01/40		50	49,196
BP Capital Markets plc:
2.52%, 01/15/20		50	49,686
4.50%, 10/01/20		30	30,919
3.56%, 11/01/21		50	50,487
3.25%, 05/06/22		50	49,842
2.52%, 09/19/22		30	28,941
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/78(b)		50	44,606
Canadian Natural Resources Ltd., 4.95%, 06/01/47		50	51,606
Cenovus Energy, Inc.:
4.25%, 04/15/27		50	48,160
5.40%, 06/15/47		50	48,950
Chevron Corp.:
2.41%, 03/03/22		75	73,173
2.50%, 03/03/22		70	68,664
2.36%, 12/05/22		50	47,802
Cimarex Energy Co., 3.90%, 05/15/27		175	168,037
Concho Resources, Inc., 3.75%, 10/01/27		205	197,199
ConocoPhillips Co., 4.95%, 03/15/26		155	167,056
Continental Resources, Inc.:
4.50%, 04/15/23		125	126,848
3.80%, 06/01/24		75	73,166
4.38%, 01/15/28		75	74,560
4.90%, 06/01/44		37	36,237
Devon Energy Corp.:
4.00%, 07/15/21		50	50,631
3.25%, 05/15/22		40	39,321
4.75%, 05/15/42		50	48,813
Enbridge Energy Partners LP, 4.38%, 10/15/20		35	35,637
Enbridge, Inc.:
2.90%, 07/15/22		130	126,267
3.70%, 07/15/27		100	94,761
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(b)		150	141,000
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(b)		125	113,906
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(b)		205	192,842
Energy Transfer Partners LP:
5.75%, 09/01/20		150	155,895
4.15%, 10/01/20		130	131,484
5.20%, 02/01/22		200	207,420
5.00%, 10/01/22		240	248,432
3.60%, 02/01/23		15	14,655
6.50%, 02/01/42		100	103,030
5.30%, 04/15/47		50	45,837

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
5.20%, 09/01/20	USD	100	$104,208
2.85%, 04/15/21		100	98,756
6.45%, 09/01/40		106	125,445
4.45%, 02/15/43		60	56,464
4.90%, 05/15/46		40	40,078
EOG Resources, Inc.:
2.45%, 04/01/20		65	64,266
2.63%, 03/15/23		175	167,995
Exxon Mobil Corp., 3.04%, 03/01/26		50	48,634
Hess Corp.:
5.60%, 02/15/41		75	75,353
5.80%, 04/01/47		70	72,334
Kinder Morgan Energy Partners LP:
4.15%, 03/01/22		50	50,541
3.50%, 09/01/23		70	68,017
6.38%, 03/01/41		257	275,790
Kinder Morgan, Inc.:
3.05%, 12/01/19		16	15,950
3.15%, 01/15/23		230	222,070
5.55%, 06/01/45		39	39,259
Marathon Oil Corp.:
2.80%, 11/01/22		120	115,060
4.40%, 07/15/27		160	160,566
Marathon Petroleum Corp., 4.75%, 09/15/44		84	79,919
MPLX LP:
3.38%, 03/15/23		50	48,898
4.50%, 04/15/38		40	36,946
4.70%, 04/15/48		80	74,176
Noble Energy, Inc.:
5.25%, 11/15/43		25	25,435
5.05%, 11/15/44		25	24,984
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		50	51,166
3.13%, 02/15/22		50	49,875
Pioneer Natural Resources Co.:
7.50%, 01/15/20		50	53,172
3.45%, 01/15/21		50	50,101
4.45%, 01/15/26		50	51,414
Plains All American Pipeline LP:
5.00%, 02/01/21		50	51,357
4.90%, 02/15/45		50	45,103
Sabine Pass Liquefaction LLC:
5.62%, 02/01/21		100	104,507
5.75%, 05/15/24		155	165,331
4.20%, 03/15/28		25	24,203
Spectra Energy Partners LP, 4.75%, 03/15/24		65	66,336
Sunoco Logistics Partners Operations LP:
5.50%, 02/15/20		25	25,750
5.35%, 05/15/45		45	40,964
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,568
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)		25	23,903
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		75	75,953
4.63%, 03/01/34		55	54,953
7.63%, 01/15/39		50	65,320
Transcanada Trust(b):
(LIBOR USD 3 Month + 3.53%), 5.63%, 05/20/75		98	95,550
Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76		253	250,470
(LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/77		50	47,276
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(a)		130	126,342

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp., 6.63%, 06/15/37	USD	110	$131,531
Williams Cos., Inc. (The), 5.75%, 06/24/44		46	47,552
Williams Partners LP:
4.00%, 11/15/21		50	50,437
3.35%, 08/15/22		210	205,231
4.30%, 03/04/24		175	175,626

			7,788,719
Paper & Forest Products — 0.0%
Georgia-Pacific LLC(a):
2.54%, 11/15/19		60	59,616
3.73%, 07/15/23		25	25,112

			84,728
Pharmaceuticals — 1.2%
Allergan Finance LLC, 3.25%, 10/01/22		75	72,866
Allergan Funding SCS:
2.45%, 06/15/19		150	149,273
3.00%, 03/12/20		10	9,953
3.45%, 03/15/22		367	361,124
4.85%, 06/15/44		171	165,168
Bayer US Finance II LLC, 4.25%, 12/15/25(a)		300	301,605
Johnson & Johnson:
2.45%, 03/01/26		160	150,116
3.55%, 03/01/36		115	110,559
3.50%, 01/15/48		45	41,979
Merck & Co., Inc.:
3.88%, 01/15/21		100	101,933
3.60%, 09/15/42		50	46,700
3.70%, 02/10/45		20	19,014
Mylan NV, 2.50%, 06/07/19		58	57,736
Novartis Capital Corp., 3.10%, 05/17/27		90	86,407
Pfizer, Inc., 4.30%, 06/15/43		120	121,990
Sanofi SA, 4.00%, 03/29/21		50	51,223
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		25	24,607
2.88%, 09/23/23		610	573,885

			2,446,138
Professional Services — 0.0%
Verisk Analytics, Inc., 4.13%, 09/12/22		50	50,922

Road & Rail — 0.7%
Burlington Northern Santa Fe LLC:
3.60%, 09/01/20		40	40,431
3.45%, 09/15/21		40	40,294
3.00%, 04/01/25		150	143,858
4.90%, 04/01/44		75	81,487
4.15%, 04/01/45		35	34,128
Canadian National Railway Co., 3.65%, 02/03/48		75	69,935
CSX Corp.:
3.25%, 06/01/27		100	93,971
3.80%, 03/01/28		75	73,069
4.30%, 03/01/48		35	33,352
ERAC USA Finance LLC(a):
2.35%, 10/15/19		50	49,439
2.60%, 12/01/21		25	24,250
Norfolk Southern Corp., 2.90%, 06/15/26		125	116,630
Penske Truck Leasing Co. LP(a):
3.05%, 01/09/20		50	49,764
3.38%, 02/01/22		40	39,426
2.70%, 03/14/23		75	71,224
Ryder System, Inc.:
2.88%, 09/01/20		35	34,616
3.40%, 03/01/23		215	212,323
3.75%, 06/09/23		40	39,969

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Road & Rail (continued)
Union Pacific Corp.:
3.35%, 08/15/46	USD	100	$83,665
4.50%, 09/10/48		30	30,496
4.80%, 09/10/58		60	62,052

			1,424,379
Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc.:
2.50%, 12/05/21		100	96,891
3.13%, 12/05/23		25	24,273
Applied Materials, Inc.:
3.30%, 04/01/27		80	77,644
4.35%, 04/01/47		40	39,987
Broadcom Corp.:
3.00%, 01/15/22		288	280,126
2.65%, 01/15/23		175	164,804
3.63%, 01/15/24		85	82,281
3.88%, 01/15/27		206	194,846
Intel Corp.:
2.45%, 07/29/20		75	74,519
3.30%, 10/01/21		50	50,483
2.70%, 12/15/22		30	29,380
KLA-Tencor Corp.:
4.13%, 11/01/21		100	101,742
4.65%, 11/01/24		24	24,804
Lam Research Corp.:
2.75%, 03/15/20		70	69,591
2.80%, 06/15/21		255	250,650
3.80%, 03/15/25		30	29,899
NVIDIA Corp.:
2.20%, 09/16/21		115	111,678
3.20%, 09/16/26		200	192,700
QUALCOMM, Inc.:
3.00%, 05/20/22		320	315,176
3.25%, 05/20/27		275	255,889
4.30%, 05/20/47		30	27,910
Texas Instruments, Inc.:
2.75%, 03/12/21		105	104,663
2.90%, 11/03/27		45	42,575

			2,642,511
Software — 0.8%
Autodesk, Inc.:
3.13%, 06/15/20		30	29,918
3.60%, 12/15/22		50	50,004
CA, Inc.:
3.60%, 08/01/20		30	30,178
3.60%, 08/15/22		40	39,614
Microsoft Corp.:
1.55%, 08/08/21		35	33,562
2.38%, 05/01/23		30	28,986
2.40%, 08/08/26		180	166,508
3.45%, 08/08/36		70	67,016
4.10%, 02/06/37		45	46,884
3.50%, 11/15/42		175	163,887
3.70%, 08/08/46		275	267,434
Oracle Corp.:
2.80%, 07/08/21		100	99,345
1.90%, 09/15/21		130	123,815
2.50%, 05/15/22		110	107,109
2.65%, 07/15/26		100	92,223
3.90%, 05/15/35		75	72,715
3.85%, 07/15/36		100	95,775

Security		Par (000)	Value
Software (continued)
4.00%, 07/15/46	USD	104	$98,132
4.00%, 11/15/47		55	51,770
VMware, Inc., 2.95%, 08/21/22		30	28,789

			1,693,664
Specialty Retail — 0.2%
Home Depot, Inc. (The):
4.20%, 04/01/43		100	100,328
3.90%, 06/15/47		75	71,839
Lowe’s Cos., Inc.:
4.65%, 04/15/42		23	23,993
3.70%, 04/15/46		77	68,653
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	82,642

			347,455
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.:
2.50%, 02/09/22		100	98,074
2.70%, 05/13/22		75	73,820
2.40%, 01/13/23		25	24,120
2.40%, 05/03/23		30	28,903
3.25%, 02/23/26		275	268,427
4.50%, 02/23/36		50	53,655
3.85%, 05/04/43		60	57,289
4.38%, 05/13/45		150	154,415
3.85%, 08/04/46		130	122,616
3.75%, 09/12/47		30	28,117
Dell International LLC(a):
4.42%, 06/15/21		74	75,082
5.45%, 06/15/23		25	26,166
8.35%, 07/15/46		75	90,324
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(e)		150	150,713
NetApp, Inc.:
2.00%, 09/27/19		35	34,511
3.38%, 06/15/21		70	69,364
Xerox Corp.:
3.50%, 08/20/20		30	29,881
3.63%, 03/15/23		62	59,489

			1,444,966
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		250	244,888

Tobacco — 0.7%
Altria Group, Inc., 5.38%, 01/31/44		139	150,658
BAT Capital Corp.(a):
2.30%, 08/14/20		100	97,723
2.76%, 08/15/22		380	364,380
3.56%, 08/15/27		40	37,216
4.39%, 08/15/37		40	37,526
4.54%, 08/15/47		95	88,708
Philip Morris International, Inc.:
1.88%, 02/25/21		125	121,022
2.38%, 08/17/22		75	71,776
4.50%, 03/20/42		100	97,965
Reynolds American, Inc.:
3.25%, 06/12/20		85	84,913
4.45%, 06/12/25		215	216,376
7.00%, 08/04/41		98	119,542

			1,487,805
Trading Companies & Distributors — 0.6%
Air Lease Corp.:
3.88%, 04/01/21		75	75,550
2.63%, 07/01/22		100	95,823
2.75%, 01/15/23		80	76,202
3.25%, 03/01/25		150	139,172

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Trading Companies & Distributors (continued)
Aviation Capital Group LLC(a):
2.88%, 01/20/22	USD	100		$96,723
3.88%, 05/01/23		235		234,318
GATX Corp.:
2.50%, 07/30/19		60		59,611
4.55%, 11/07/28		95		94,302
International Lease Finance Corp.:
6.25%, 05/15/19		300		307,581
5.88%, 08/15/22		65		68,933

				1,248,215
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.13%, 07/16/22		200		196,564
Sprint Communications, Inc., 9.00%, 11/15/18(a)		65		66,300
Vodafone Group plc:
3.75%, 01/16/24		70		69,402
4.38%, 02/19/43		55		49,424
5.25%, 05/30/48		60		59,834

				441,524

Total Corporate Bonds — 42.7% (Cost: $90,661,764)				88,822,647

Equity-linked Notes — 3.2%
Aerospace & Defense — 0.1%
BNP Paribas SA (United Technologies Corp.), 9.60%, 07/24/18(a)		1		75,056
Credit Suisse AG (Raytheon Co.), 11.00%, 07/25/18		—	(f)	70,486

				145,542
Airlines — 0.0%
BNP Paribas SA (Delta Air Lines, Inc.), 13.97%, 07/05/18(a)		1		68,524

Auto Components — 0.0%
Nomura Bank International plc (Lear Corp.):
11.11%, 07/20/18		—	(f)	35,348
10.80%, 07/23/18		—	(f)	35,371

				70,719
Banks — 0.0%
BNP Paribas SA (Citigroup, Inc.), 11.96%, 07/12/18		1		73,020
BNP Paribas SA (JPMorgan Chase & Co.), 13.75%, 07/12/18(a)		1		70,768
Canadian Imperial Bank of Commerce (Citizens Financial Group, Inc.), 12.40%, 07/19/18		2		70,124
Jefferies LLC (Bank of America Corp.), 12.20%, 07/12/18		3		70,955

				284,867
Biotechnology — 0.0%
Canadian Imperial Bank of Commerce (AbbVie, Inc.), 16.44%, 07/25/18		1		70,048

Capital Markets — 0.1%
Merrill Lynch International & Co. (Morgan Stanley), 11.10%, 07/16/18		1		67,142
Nomura Bank International plc (Charles Schwab Corp. (The)):
13.10%, 07/12/18		1		36,584
13.11%, 07/13/18		1		36,572
Nomura Bank International plc (E*TRADE Financial Corp.):
13.41%, 07/16/18		1		38,284
13.43%, 07/17/18		1		38,262

Security		Par (000)		Value
Capital Markets (continued)
Royal Bank of Canada (S&P Global, Inc.), 7.90%, 07/23/18(a)	USD	—	(f)	$74,300
Societe Generale SA (Bank of New York Mellon Corp. (The)), 10.41%, 07/17/18		1		72,924
Toronto-Dominion Bank (The) (Goldman Sachs Group, Inc. (The)), 11.84%, 07/13/18		—	(f)	65,405

				429,473
Chemicals — 0.3%
Canadian Imperial Bank of Commerce (WR Grace & Co.):
11.46%, 07/20/18		1		37,847
11.21%, 07/23/18		1		37,883
Credit Suisse AG (Covestro AG):
11.80%, 07/23/18	EUR	1		71,931
13.50%, 07/26/18		1		76,621
JPMorgan Structured Products BV (DowDuPont, Inc.), 12.10%, 07/31/18	USD	1		73,927
Merrill Lynch International & Co. (Koninklijke DSM NV):
12.20%, 07/31/18	EUR	—	(f)	36,113
12.10%, 08/01/18		—	(f)	36,088
Nomura Bank International plc (Praxair, Inc.):
12.77%, 07/23/18	USD	—	(f)	38,609
12.75%, 07/24/18		—	(f)	38,596
Royal Bank of Canada (Air Products & Chemicals, Inc.):
10.00%, 07/23/18(a)		—	(f)	69,937
10.67%, 07/23/18		—	(f)	71,673

				589,225
Communications Equipment — 0.1%
Credit Suisse AG (Palo Alto Networks, Inc.), 16.55%, 08/28/18		—	(f)	74,898

Construction Materials — 0.0%
JPMorgan Structured Products BV (Vulcan Materials Co.), 10.81%, 07/31/18(a)		1		73,601

Consumer Finance — 0.0%
Credit Suisse AG (Synchrony Financial):
11.76%, 07/19/18		2		71,434
10.90%, 07/20/18		2		71,213

				142,647
Diversified Telecommunication Services — 0.1%
Royal Bank of Canada (Verizon Communications, Inc.), 10.10%, 07/24/18(a)		2		75,584
Societe Generale SA (AT&T, Inc.), 23.62%, 07/20/18		2		74,027

				149,611
Electrical Equipment — 0.1%
BNP Paribas SA (Emerson Electric Co.), 10.61%, 08/03/18(a)		1		75,425

Food & Staples Retailing — 0.1%
Royal Bank of Canada (Sysco Corp.), 9.33%, 08/10/18(a)		1		76,285

Food Products — 0.2%
Nomura Bank International plc (Kellogg Co.), 11.44%, 07/31/18		1		76,958
Societe Generale SA (Mondelez International, Inc.), 9.91%, 07/26/18		2		77,924

				154,882
Health Care Equipment & Supplies — 0.3%
Canadian Imperial Bank of Commerce (Danaher Corp.):
8.23%, 07/16/18		—	(f)	36,632
8.31%, 07/17/18		—	(f)	36,629

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Health Care Equipment & Supplies (continued)
Credit Suisse AG (Intuitive Surgical, Inc.), 10.90%, 07/17/18	USD	—	(f)	$102,565
Credit Suisse AG (Koninklijke Philips NV), 8.70%, 07/24/18	EUR	2		76,215
Credit Suisse AG (Stryker Corp.), 9.15%, 07/26/18	USD	—	(f)	71,496
Merrill Lynch International & Co. (Abbott Laboratories), 12.59%, 07/18/18		2		98,262

				421,799
Health Care Providers & Services — 0.2%
BNP Paribas SA (UnitedHealth Group, Inc.), 9.00%, 07/13/18(a)		—	(f)	77,056
Canadian Imperial Bank of Commerce (HCA Healthcare, Inc.), 9.66%, 07/16/18		1		75,116
JPMorgan Structured Products BV (Cigna Corp.), 8.13%, 07/27/18(a)		—	(f)	72,361

				224,533
Hotels, Restaurants & Leisure — 0.1%
Credit Suisse AG (Las Vegas Sands Corp.), 13.10%, 07/25/18		1		71,776
Credit Suisse AG (Wyndham Hotels & Resorts, Inc.), 12.30%, 08/13/18		1		79,620
JPMorgan Structured Products BV (Hilton Worldwide Holdings, Inc.), 8.11%, 07/25/18(a)		1		70,535
Merrill Lynch International & Co. (MGM Resorts International), 17.49%, 08/03/18		2		69,799
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 14.90%, 08/07/18		1		69,998
Royal Bank of Canada (McDonald’s Corp.), 7.35%, 07/23/18(a)		—	(f)	69,390

				431,118
Household Durables — 0.0%
Credit Suisse AG (Newell Brands, Inc.), 16.20%, 07/30/18		3		70,988
Merrill Lynch International & Co. (DR Horton, Inc.), 13.31%, 07/18/18		2		69,466

				140,454
Household Products — 0.1%
HSBC Bank plc (Colgate-Palmolive Co.):
17.44%, 07/25/18		1		38,112
17.64%, 07/26/18		1		38,108
JPMorgan Structured Products BV (Clorox Co. (The)), 10.87%, 07/31/18(a)		1		77,044

				153,264
Industrial Conglomerates — 0.0%
Societe Generale SA (General Electric Co.), 15.95%, 07/17/18		5		69,855

Internet Software & Services — 0.1%
BNP Paribas SA (Alphabet, Inc.), 12.10%, 07/20/18(a)		—	(f)	75,965
Royal Bank of Canada (Facebook, Inc.), 9.71%, 07/30/18(a)		—	(f)	77,319
Royal Bank of Canada (Twitter, Inc.), 26.46%, 07/24/18(a)		2		80,089
Societe Generale SA (eBay, Inc.), 8.34%, 07/16/18		2		72,183

				305,556
IT Services — 0.0%
Nomura Bank International plc (Alliance Data Systems Corp.):
12.57%, 07/16/18		—	(f)	39,229
12.58%, 07/17/18		—	(f)	39,208

				78,437

Security		Par (000)		Value
Machinery — 0.2%
BNP Paribas SA (Caterpillar, Inc.), 11.73%, 07/24/18(a)	USD	—	(f)	$64,599
Canadian Imperial Bank of Commerce (Allison Transmission Holdings, Inc.):
12.16%, 07/27/18		1		36,210
11.82%, 07/30/18		1		36,232
Goldman Sachs International (Parker-Hannifin Corp.):
10.91%, 07/30/18		—	(f)	35,661
10.88%, 07/31/18		—	(f)	35,661
Merrill Lynch International & Co. (Pentair plc):
9.20%, 07/19/18		1		35,952
9.24%, 07/20/18		1		35,957
Societe Generale SA (Illinois Tool Works, Inc.):
12.25%, 07/18/18		—	(f)	35,976
12.23%, 07/20/18		—	(f)	35,996

				352,244
Media — 0.2%
BNP Paribas SA (Comcast Corp.), 19.09%, 07/24/18(a)		2		74,681
Credit Suisse AG (CBS Corp.), 13.15%, 07/30/18		1		78,615

				153,296
Metals & Mining — 0.0%
Canadian Imperial Bank of Commerce (Freeport-McMoRan, Inc.), 20.34%, 07/23/18		4		73,984
JPMorgan Structured Products BV (United States Steel Corp.), 15.99%, 07/23/18(a)		2		72,520

				146,504
Multiline Retail — 0.2%(a)
Royal Bank of Canada (Dollar General Corp.), 12.59%, 07/27/18		1		76,845
Royal Bank of Canada (Target Corp.), 11.86%, 08/13/18		1		77,691

				154,536
Oil, Gas & Consumable Fuels — 0.1%
Canadian Imperial Bank of Commerce (Chevron Corp.), 8.60%, 07/25/18		1		75,432
Canadian Imperial Bank of Commerce (ConocoPhillips), 22.50%, 07/25/18		1		76,628
Credit Suisse AG (Eni SpA), 10.60%, 07/27/18	EUR	4		76,859

				228,919
Pharmaceuticals — 0.2%
BNP Paribas SA (Perrigo Co. plc):
12.60%, 08/07/18	USD	1		72,306
12.23%, 08/08/18		1		73,545
Canadian Imperial Bank of Commerce (Bristol-Myers Squibb Co.), 14.02%, 07/25/18		1		76,988
Goldman Sachs International (Zoetis, Inc.), 10.11%, 07/30/18		1		76,149

				298,988
Professional Services — 0.0%
Merrill Lynch International & Co. (Robert Half International, Inc.), 10.04%, 07/19/18		1		70,463

Road & Rail — 0.2%
Canadian Imperial Bank of Commerce (JB Hunt Transport Services, Inc.):
10.18%, 07/13/18		—	(f)	38,425
10.07%, 07/16/18		—	(f)	38,438
Merrill Lynch International & Co. (CSX Corp.), 14.38%, 07/16/18		2		98,238

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Road & Rail (continued)
Royal Bank of Canada (Union Pacific Corp.), 13.48%, 07/19/18(a)	USD	1		$74,448
Societe Generale SA (Kansas City Southern):
14.50%, 07/16/18		—	(f)	35,708
14.49%, 07/17/18		—	(f)	35,685

				320,942
Semiconductors & Semiconductor Equipment — 0.0%
Goldman Sachs International (Maxim Integrated Products, Inc.):
13.08%, 07/16/18		1		38,038
13.00%, 07/17/18		1		38,028
Royal Bank of Canada (Texas Instruments, Inc.), 9.40%, 07/23/18(a)		1		70,790

				146,856
Software — 0.1%
Deutsche Bank AG (Activision Blizzard, Inc.), 12.56%, 07/30/18		1		77,917
HSBC Bank plc (Vmware, Inc.):
17.22%, 08/20/18		—	(f)	37,461
17.23%, 08/21/18		—	(f)	37,458
Royal Bank of Canada (Microsoft Corp.), 8.58%, 07/19/18(a)		1		72,855

				225,691
Technology Hardware, Storage & Peripherals — 0.1%
Canadian Imperial Bank of Commerce (Hewlett Packard Enterprise Co.), 10.90%, 08/27/18		5		69,850
Canadian Imperial Bank of Commerce (HP, Inc.), 10.53%, 08/20/18		3		74,224

				144,074
Trading Companies & Distributors — 0.0%
Goldman Sachs International (Fastenal Co.):
12.26%, 07/10/18		1		34,935
12.67%, 07/11/18		1		34,939
Goldman Sachs International (United Rentals, Inc.), 14.85%, 07/17/18		—	(f)	66,539
Goldman Sachs International (WW Grainger, Inc.):
14.13%, 07/16/18		—	(f)	38,494
14.08%, 07/17/18		—	(f)	38,463

				213,370

Total Equity-linked Notes — 3.2% (Cost: $6,842,054)				6,686,646

		Shares

Investment Companies — 42.0%
BlackRock Allocation Target Shares: Series A Portfolio(i)		1,278,726		12,915,133
BlackRock Funds II — Floating Rate Income Portfolio, Class K(i)		3,304,226		33,405,730
iShares 0-5 Year High Yield Corporate Bond ETF(i)		340,669		15,881,989
iShares 1-3 Year Credit Bond ETF(i)		51,076		5,296,581
iShares Core High Dividend ETF(i)		40,648		3,454,674
iShares Floating Rate Bond ETF(i)		259,178		13,218,078
iShares International Select Dividend ETF(i)		34,638		1,110,148
WisdomTree International Equity Fund		41,766		2,203,156

Total Investment Companies — 42.0% (Cost: $87,822,013)				87,485,489

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.1%
Collateralized Mortgage Obligations — 0.1%
CVS Pass-Through Trust, 8.35%, 07/10/31(a)	USD	78	$94,144

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $95,232)			94,144

Preferred Securities — 1.6%

Capital Trusts — 1.1%
Banks — 0.4%(d)(g)
Bank of America Corp., Series X, 6.25%		100	104,500
Citigroup, Inc.:
5.90%		10	10,175
Series P, 5.95%		149	150,304
JPMorgan Chase & Co.:
Series Z, 5.30%		200	203,700
Series Q, 5.15%		50	49,250
M&T Bank Corp., Series F, 5.13%		50	49,688
SunTrust Banks, Inc.:
Series G, 5.05%		150	147,180
Series H, 5.12%		75	71,250

			786,047
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)(d)(g):
Series M, 5.38%		60	61,050
Series P, 5.00%		157	147,282

			208,332
Consumer Finance — 0.1%(d)(g)
Discover Financial Services, Series C, 5.50%		100	97,625
General Motors Financial Co., Inc., Series A, 5.75%		162	155,317

			252,942
Insurance — 0.0%
Progressive Corp. (The), Series B, 5.37%(d)(g)		40	39,800

Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25%(a)(d)		353	356,530

Oil, Gas & Consumable Fuels — 0.3%(d)(g)
Andeavor Logistics LP, Series A, 6.87%		400	396,000
EnLink Midstream Partners LP, Series C, 6.00%		50	42,734
Plains All American Pipeline LP, Series B, 6.12%		185	175,288

			614,022

Total Capital Trusts — 1.1% (Cost: $2,305,828)			2,257,673

		Shares

Preferred Stocks — 0.3%(d)(g)
Banks — 0.1%
KeyCorp, Series E, 6.13%		8,000	213,440

Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%		15,000	385,350

Consumer Finance — 0.0%
SLM Corp., Series B, 4.04%		500	35,500

Total Preferred Stocks — 0.3% (Cost: $620,639)			634,290

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferred — 0.2%
Capital Markets — 0.2%
State Street Corp., 3.34%, 06/15/47(g)	388,000	$343,380

Commercial Services & Supplies — 0.0%
ILFC E-Capital Trust I, 4.57%, 12/21/65(a)(g)	100,000	93,500

Total Trust Preferred — 0.2% (Cost: $434,440)		436,880

Total Preferred Securities — 1.6% (Cost: $3,360,907)		3,328,843

Total Long-Term Investments — 99.3% (Cost: $208,909,301)		206,551,088

Short-Term Securities — 1.9%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(i)	3,836,458	3,836,458
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.72%	178,303	178,303

Total Short-Term Securities — 1.9% (Cost: $4,014,761)		4,014,761

Total Investments — 101.2% (Cost: $212,924,062)		210,565,849
Liabilities in Excess of Other Assets — (1.2)%		(2,410,830)

Net Assets — 100.0%		$208,155,019

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Perpetual security with no stated maturity date.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Amount is less than $500.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,000,573	—	(164,115	)(b)	3,836,458	$3,836,458	$40,886		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—		—	—	22,257	(c)	—	—
BlackRock Allocation Target Shares: Series A Portfolio	1,081,153	197,573	—		1,278,726	12,915,133	311,006		—	(90,444)
BlackRock Funds II — Floating Rate Income Portfolio	3,091,209	662,983	(449,966)		3,304,226	33,405,730	702,583		5,431	(250,615)
iShares 0-5 Year High Yield Corporate Bond ETF	340,669	—	—		340,669	15,881,989	353,028		—	(173,742)
iShares 1-3 Year Credit Bond ETF	24,638	26,438	—		51,076	5,296,581	42,354		—	(41,179)
iShares Core High Dividend ETF	40,648	—	—		40,648	3,454,674	64,834		—	(209,337)
iShares Floating Rate Bond ETF	259,178	—	—		259,178	13,218,078	107,799		—	46,652
iShares International Select Dividend ETF	34,638	—	—		34,638	1,110,148	31,561		—	(60,269)

						$89,118,791	$1,676,308		$5,431	$(778,934)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	4	09/21/18	$544	$(10,843)
U.S. Treasury 2 Year Note	49	09/28/18	10,380	12,711

				1,868

Short Contracts
EUR Currency	5	09/17/18	734	8,467
U.S. Treasury 10 Year Note	108	09/19/18	12,980	(135,920)
U.S. Treasury 10 Year Ultra Note	37	09/19/18	4,745	(69,377)
U.S. Treasury Long Bond	46	09/19/18	6,670	(168,262)
U.S. Treasury Ultra Bond	38	09/19/18	6,063	(191,095)
U.S. Treasury 5 Year Note	28	09/28/18	3,181	(16,677)

				(572,864)

				$(570,996)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pitney Bowes, Inc.	1.00%	Quarterly	Credit Suisse International	03/20/19	USD 750	$(3,110)	$777	$(3,887)
Time Warner, Inc.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD 225	(4,543)	(1,681)	(2,862)
Western Union Co. (The)	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/21	USD 100	(407)	328	(735)

						$(8,060)	$(576)	$(7,484)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB-	USD 475	$(2,571)	$(11,067)	$8,496

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Consolidated Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$1,105	$(12,748)	$8,496	$(7,484)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$8,467	$12,711	$—	$21,178
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	9,601	—	—	—	—	9,601

	$—	$9,601	$—	$8,467	$12,711	$—	$30,779

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$10,843	$—	$581,331	$—	$592,174
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	20,232	—	—	—	—	20,232

	$—	$20,232	$10,843	$—	$581,331	$—	$612,406

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$42,860	$(52,239)	$1,578,922	$—	$1,569,543
Swaps	—	3,231	—	—	—	—	3,231

	$—	$3,231	$42,860	$(52,239)	$1,578,922	$—	$1,572,774

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,360)	$37,238	$(622,070)	$—	$(587,192)
Swaps	—	(1,153)	—	—	—	—	(1,153)

	$—	$(1,153)	$(2,360)	$37,238	$(622,070)	$—	$(588,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,670,879
Average notional value of contracts — short	$34,991,844
Credit default swaps:
Average notional value — buy protection	$1,075,000
Average notional value — sell protection	$475,000

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$4
Swaps — OTC(a)	9,601	20,232

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$9,601	$20,236
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4)

Total derivative assets and liabilities subject to an MNA	$9,601	$20,232

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Credit Suisse International	$777	$(777)	$—	$—	$—
JP Morgan Chase Bank NA	328	(328)	—	—	—
Morgan Stanley & Co. International plc	8,496	(8,496)	—	—	—

	$9,601	$(9,601)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International	$3,887	$(777)	$—	$—	$3,110
JP Morgan Chase Bank NA	5,278	(328)	—	—	4,950
Morgan Stanley & Co. International plc	11,067	(8,496)	—	—	2,571

	$20,232	$(9,601)	$—	$—	$10,631

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$17,138,569	$2,994,750	$20,133,319
Corporate Bonds(a)	—	88,822,647	—	88,822,647
Equity-linked Notes(a)	—	6,686,646	—	6,686,646
Investment Companies	87,485,489	—	—	87,485,489
Non-Agency Mortgage-Backed Securities	—	94,144	—	94,144
Preferred Securities:
Banks	213,440	786,047	—	999,487
Capital Markets	385,350	551,712	—	937,062
Commercial Services & Supplies	—	93,500	—	93,500
Consumer Finance	35,500	252,942	—	288,442
Insurance	—	39,800	—	39,800
Media	—	356,530	—	356,530
Oil, Gas & Consumable Fuels	—	614,022	—	614,022
Short-Term Securities	4,014,761	—	—	4,014,761

	$92,134,540	$115,436,559	$2,994,750	$210,565,849

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$8,496	$—	$8,496
Foreign currency exchange contracts	8,467	—	—	8,467
Interest rate contracts	12,711	—	—	12,711
Liabilities:
Credit contracts	—	(7,484)	—	(7,484)
Equity contracts	(10,843)	—	—	(10,843)
Interest rate contracts	(581,331)	—	—	(581,331)

	$(570,996)	$1,012	$—	$(569,984)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Managed Income Fund

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Investments:
Assets:
Opening Balance, as of December 31, 2017	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)	(2,750)
Purchases	2,997,500
Sales	—

Closing Balance, as of June 30, 2018	$2,994,750

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(a)	$(2,750)

(a)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Inflation Protected Bond Portfolio (a)	BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated(b)	$2,576,795,334	$121,447,058
Investments at value — affiliated(c)	5,341,208	89,118,791
Cash	362,233	—
Cash pledged:
Collateral — OTC derivatives	1,140,000	—
Futures contracts	3,522,820	509,000
Centrally cleared swaps	4,987,000	—
Foreign currency at value(d)	4,628,021	205,424
Receivables:
Investments sold	10,616,984	1,066,476
Securities lending income — affiliated	—	5,528
Capital shares sold	8,497,943	332,777
Dividends — affiliated	14,036	97,892
Dividends — unaffiliated	18	41,476
Interest — unaffiliated	7,495,341	1,018,545
From the Manager	1,056,564	73,668
Investment adviser	—	80,010
Swap premiums paid	—	1,105
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,614,611	—
OTC swaps	—	8,496
Prepaid expenses	100,010	43,197
Other assets	181	6,881

Total assets	2,628,172,304	214,056,324

LIABILITIES
Bank overdraft	—	12,971
Cash received as collateral for OTC derivatives	790,000	—
Options written at value(e)	1,800,596	—
Reverse repurchase agreements at value	297,563,265	—
Payables:
Investments purchased	10,549,571	5,258,389
Administration fees	74,810	2
Board realignment and consolidation	201,076	2,495
Capital shares redeemed	6,239,517	231,790
Custodian fees	75,106	1,013
Income dividends	1,246,745	47,543
Investment advisory fees	410,844	—
Trustee’s and Officer’s fees	11,125	1,830
Other affiliates	4,367	193
Professional fees	136,587	98,679
Service and distribution fees	172,892	19,496
Transfer agent fees	1,468,817	65,198
Other accrued expenses	195,209	141,470
Variation margin on futures contracts	38,195	4
Variation margin on centrally cleared swaps	204,034	—
Swap premiums received	—	12,748
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,296,902	—
OTC swaps	—	7,484

Total liabilities	322,479,658	5,901,305

NET ASSETS	$2,305,692,646	$208,155,019

NET ASSETS CONSIST OF
Paid-in capital	$2,339,075,114	$209,631,769
Undistributed (distributions in excess of) net investment income	(12,271,748)	847,697
Accumulated net realized gain (loss)	(45,548,140)	597,782
Net unrealized appreciation (depreciation)	24,437,420	(2,922,229)

NET ASSETS	$2,305,692,646	$208,155,019

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$2,555,041,585	$123,319,830
(c) Investments at cost — affiliated	$5,341,208	$89,604,232
(d) Foreign currency at cost	$4,662,928	$206,466
(e) Premiums received	$3,136,198	$—

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Fund

NET ASSET VALUE

Institutional
Net assets	$1,561,401,820	$66,896,050

Share outstanding(f)	148,234,113	6,800,042

Net asset value	$10.53	$9.84

Service
Net assets	$26,879,499	—

Share outstanding(f)	2,585,786	—

Net asset value	$10.40	—

Investor A
Net assets	$278,606,505	$73,680,137

Share outstanding(f)	27,091,024	7,488,951

Net asset value	$10.28	$9.84

Investor C
Net assets	$120,513,440	$5,548,027

Share outstanding(f)	12,113,708	563,491

Net asset value	$9.95	$9.85

Class K
Net assets	$318,291,382	$62,030,805

Share outstanding(f)	30,701,019	6,290,098

Net asset value	$10.37	$9.86

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	BlackRock Inflation Protected Bond Portfolio (a)	BlackRock Managed Income Fund

INVESTMENT INCOME
Dividend — affiliated	$159,456	$1,654,051
Dividend — unaffiliated	4,319	625,742
Interest — unaffiliated	43,573,304 (b)	1,659,678
Securities lending income — affiliated — net	—	22,257
Foreign taxes withheld	(21,654)	(925)

Total investment income	43,715,425	3,960,803

EXPENSES
Investment advisory	2,950,109	335,195
Transfer agent — class specific	1,588,790	52,534
Service and distribution — class specific	1,026,169	107,595
Administration	466,386	40,703
Administration — class specific	241,680	19,153
Accounting services	123,961	23,090
Printing	71,123	46,884
Professional	69,449	79,903
Registration	62,468	35,971
Custodian	45,959	12,583
Trustees and Officer	22,893	8,521
Board realignment and consolidation	201,076	2,495
Miscellaneous	39,760	18,891

Total expenses excluding interest expense	6,909,823	783,518
Interest expense	1,165,056 (c)	—

Total expenses	8,074,879	783,518
Less:
Transfer agent fees waived and/or reimbursed — class specific	(1,079,424)	(19,537)
Fees waived and/or reimbursed by the Manager	(503,571)	(441,502)
Administration fees waived — class specific	(240,582)	(19,153)
Administration fees waived	—	(40,694)

Total expenses after fees waived and/or reimbursed	6,251,302	262,632

Net investment income	37,464,123	3,698,171

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(35,050)	5,431
Investments — unaffiliated	(450,148)	(667,793)
Forward foreign currency exchange contracts	7,620,155	—
Foreign currency transactions	(7,584,739)	11,322
Futures contracts	3,859,726	1,569,543
Options written	918,957	—
Swaps	4,944,986	3,231

	9,273,887	921,734

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	(778,934)
Investments — unaffiliated	(49,449,985)	(3,954,504)
Forward foreign currency exchange contracts	3,293,887	—
Foreign currency transactions	143,079	(6,908)
Futures contracts	(3,473,371)	(587,192)
Options written	(1,866,830)	—
Swaps	1,577,174	(1,153)

	(49,776,046)	(5,328,691)

Net realized and unrealized loss	(40,502,159)	(4,406,957)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,038,036)	$(708,786)

(a)	Consolidated Statement of Operations
(b)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.
(c)	See Note 4 of the Notes to Financial Statements for details of borrowings.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio (a)		BlackRock Managed Income Fund
	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,464,123	$53,913,498	$3,698,171	$5,295,096
Net realized gain	9,273,887	29,707,526	921,734	47,865
Net change in unrealized appreciation (depreciation)	(49,776,046)	(11,612,052)	(5,328,691)	2,041,788

Net increase (decrease) in net assets resulting from operations	(3,038,036)	72,008,972	(708,786)	7,384,749

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(25,163,558)	(33,756,467)	(938,359)	(1,451,585)
Service	(420,764)	(655,376)	—	—
Investor A	(4,397,144)	(6,643,212)	(958,122)	(1,807,636)
Investor C	(1,687,860)	(2,506,956)	(50,467)	(66,783)
Class K	(6,596,064)	(9,839,967)	(950,492)	(2,106,040)
From net realized gain:
Institutional	—	—	—	(295,285)
Investor A	—	—	—	(379,773)
Investor C	—	—	—	(18,661)
Class K	—	—	—	(409,311)
From return of capital:
Institutional	—	(151,873)	—	—
Service	—	(2,949)	—	—
Investor A	—	(29,888)	—	—
Investor C	—	(11,279)	—	—
Class K	—	(44,271)	—	—

Decrease in net assets resulting from distributions to shareholders	(38,265,390)	(53,642,238)	(2,897,440)	(6,535,074)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(173,430,464)	33,494,491	36,950,612	62,259,383

NET ASSETS
Total increase (decrease) in net assets	(214,733,890)	51,861,225	33,344,386	63,109,058
Beginning of period	2,520,426,536	2,468,565,311	174,810,633	111,701,575

End of period	$2,305,692,646	$2,520,426,536	$208,155,019	$174,810,633

Undistributed (Distributions in excess of) net investment income, end of period	$(12,271,748)	$(11,470,481)	$847,697	$46,966

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio
	Institutional
	Six Months Ended 06/30/2018 (a) (unaudited)		Year Ended 12/31/2017 (a)		Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
							2016 (a)	2015	2014	2013
Net asset value, beginning of period	$10.71		$10.62		$10.89		$10.58	$10.94	$11.23	$12.23

Net investment income(b)	0.17		0.24		0.06		0.11	0.11	0.23	0.24
Net realized and unrealized gain (loss)	(0.18)		0.09		(0.32)		0.51	(0.34)	(0.10)	(0.87)

Net increase (decrease) from investment operations	(0.01)		0.33		(0.26)		0.62	(0.23)	0.13	(0.63)

Distributions(c)
From net investment income	(0.17)		(0.24)		—		(0.20)	(0.13)	(0.27)	(0.17)
From net realized gain	—		—		—		—	—	(0.15)	(0.20)
From return of capital	—		(0.00	)(d)	(0.01)		(0.11)	—	—	—

Total distributions	(0.17)		(0.24)		(0.01)		(0.31)	(0.13)	(0.42)	(0.37)

Net asset value, end of period	$10.53		$10.71		$10.62		$10.89	$10.58	$10.94	$11.23

Total Return(e)
Based on net asset value	(0.08	)%(f)	3.09%		(2.35	)%(f)	5.97%	(2.16)%	1.19%	(5.35)%

Ratios to Average Net Assets
Total expenses(g)	0.57	%(h)(i)	0.56%		0.61	%(h)	0.60%	0.62%	0.64%	0.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.44	%(h)	0.40%		0.40	%(h)	0.48%	0.47%	0.46%	0.44%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.34	%(h)	0.35%		0.36	%(h)	0.42%	0.44%	0.44%	0.44%

Net investment income	3.21	%(h)	2.26%		2.06	%(h)	0.99%	0.99%	2.08%	2.04%

Supplemental Data
Net assets, end of period (000)	$1,561,402		$1,554,098		$1,485,583		$1,584,439	$1,758,366	$1,187,477	$1,190,917

Portfolio turnover rate	98%		76%		7%		45%	61%	66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	0.61%	0.63%	0.59%

(h)	Annualized.
(i)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Service
	Six Months Ended 06/30/2018 (a) (unaudited)		Year Ended 12/31/2017 (a)		Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
							2016 (a)	2015	2014	2013
Net asset value, beginning of period	$10.57		$10.50		$10.77		$10.49	$10.88	$11.18	$12.20

Net investment income (loss)(b)	0.15		0.20		0.05		0.08	(0.01)	0.20	0.21
Net realized and unrealized gain (loss)	(0.16)		0.09		(0.31)		0.50	(0.26)	(0.10)	(0.88)

Net increase (decrease) from investment operations	(0.01)		0.29		(0.26)		0.58	(0.27)	0.10	(0.67)

Distributions(c)
From net investment income	(0.16)		(0.22)		—		(0.19)	(0.12)	(0.25)	(0.15)
From net realized gain	—		—		—		—	—	(0.15)	(0.20)
From return of capital	—		(0.00	)(d)	(0.01)		(0.11)	—	—	—

Total distributions	(0.16)		(0.22)		(0.01)		(0.30)	(0.12)	(0.40)	(0.35)

Net asset value, end of period	$10.40		$10.57		$10.50		$10.77	$10.49	$10.88	$11.18

Total Return(e)
Based on net asset value	(0.08	)%(f)	2.74%		(2.38	)%(f)	5.66%	(2.47)%	0.93%	(5.64)%

Ratios to Average Net Assets
Total expenses(g)	0.87	%(h)	0.82%		0.86	%(h)	0.86%	0.93%	0.93%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(h)	0.65%		0.66	%(h)	0.78%	0.78%	0.77%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.59	%(h)	0.60%		0.62	%(h)	0.71%	0.75%	0.75%	0.75%

Net investment income (loss)	2.99	%(h)	1.94%		1.80	%(h)	0.73%	(0.08)%	1.82%	1.76%

Supplemental Data
Net assets, end of period (000)	$26,879		$28,986		$41,422		$44,565	$41,926	$44,373	$58,842

Portfolio turnover rate	98%		76%		7%		45%	61%	66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	0.86%	0.91%	0.92%	0.88%

(h)	Annualized.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Investor A
	Six Months Ended 06/30/2018 (a) (unaudited)		Year Ended 12/31/2017 (a)		Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
							2016 (a)	2015	2014	2013
Net asset value, beginning of period	$10.46		$10.39		$10.65		$10.38	$10.77	$11.07	$12.09

Net investment income (loss)(b)	0.15		0.21		0.05		0.05	(0.02)	0.16	0.21
Net realized and unrealized gain (loss)	(0.17)		0.07		(0.30)		0.52	(0.25)	(0.06)	(0.88)

Net increase (decrease) from investment operations	(0.02)		0.28		(0.25)		0.57	(0.27)	0.10	(0.67)

Distributions(c)
From net investment income	(0.16)		(0.21)		—		(0.21)	(0.12)	(0.25)	(0.15)
From net realized gain	—		—		—		—	—	(0.15)	(0.20)
From return of capital	—		(0.00	)(d)	(0.01)		(0.09)	—	—	—

Total distributions	(0.16)		(0.21)		(0.01)		(0.30)	(0.12)	(0.40)	(0.35)

Net asset value, end of period	$10.28		$10.46		$10.39		$10.65	$10.38	$10.77	$11.07

Total Return(e)
Based on net asset value	(0.19	)%(f)	2.75%		(2.32	)%(f)	5.59%	(2.49)%	0.95%	(5.70)%

Ratios to Average Net Assets
Total expenses(g)	1.05	%(h)(i)	0.95%		1.02	%(h)	0.96%	0.97%	1.06%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(h)	0.65%		0.66	%(h)	0.83%	0.79%	0.78%	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.60	%(h)	0.60%		0.62	%(h)	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	2.93	%(h)	1.98%		1.80	%(h)	0.45%	(0.14)%	1.45%	1.78%

Supplemental Data
Net assets, end of period (000)	$278,607		$301,045		$352,596		$358,182	$476,282	$651,951	$1,344,080

Portfolio turnover rate	98%		76%		7%		45%	61%	66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	0.95%	1.02%	N/A

(h)	Annualized.
(i)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.06%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Investor C
	Six Months Ended 06/30/2018 (a) (unaudited)		Year Ended 12/31/2017 (a)		Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
							2016 (a)	2015		2014	2013
Net asset value, beginning of period	$10.13		$10.09		$10.36		$10.16	$10.62		$10.95	$12.01

Net investment income (loss)(b)	0.11		0.13		0.03		(0.02)	(0.09)		0.11	0.12
Net realized and unrealized gain (loss)	(0.16)		0.07		(0.29)		0.50	(0.25)		(0.09)	(0.86)

Net increase (decrease) from investment operations	(0.05)		0.20		(0.26)		0.48	(0.34)		0.02	(0.74)

Distributions(c)
From net investment income	(0.13)		(0.16)		—		(0.20)	(0.12)		(0.20)	(0.12)
From net realized gain	—		—		—		—	—		(0.15)	(0.20)
From return of capital	—		(0.00	)(d)	(0.01)		(0.08)	—		—	—

Total distributions	(0.13)		(0.16)		(0.01)		(0.28)	(0.12)		(0.35)	(0.32)

Net asset value, end of period	$9.95		$10.13		$10.09		$10.36	$10.16		$10.62	$10.95

Total Return(e)
Based on net asset value	(0.46	)%(f)	1.97%		(2.51	)%(f)	4.83%	(3.22)%		0.24%	(6.31)%

Ratios to Average Net Assets
Total expenses	1.55	%(g)(h)	1.58%		1.61	%(g)(i)	1.60%	1.65	%(i)	1.64%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.44	%(g)	1.40%		1.41	%(g)	1.53%	1.51%		1.49%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.35	%(g)	1.35%		1.37	%(g)	1.47%	1.48%		1.47%	1.47%

Net investment income (loss)	2.16	%(g)	1.25%		1.06	%(g)	(0.15)%	(0.86)%		0.98%	1.06%

Supplemental Data
Net assets, end of period (000)	$120,513		$138,050		$183,525		$197,741	$243,707		$317,089	$464,790

Portfolio turnover rate	98%		76%		7%		45%	61%		66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.56%.
(i)

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the period ended December 31, 2016 and the year ended September 30, 2015, there was no financial impact to the expense ratio.

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Class K
	Six Months Ended 06/30/2018 (a) (unaudited)		Year Ended 12/31/2017 (a)		Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
							2016 (a)	2015		2014	2013
Net asset value, beginning of period	$10.54		$10.45		$10.71		$10.41	$10.75		$11.02	$12.00

Net investment income(b)	0.16		0.24		0.06		0.14	0.05		0.24	0.24
Net realized and unrealized gain (loss)	(0.16)		0.08		(0.31)		0.47	(0.26)		(0.09)	(0.85)

Net increase (decrease) from investment operations	0.00		0.32		(0.25)		0.61	(0.21)		0.15	(0.61)

Distributions(c)
From net investment income	(0.17)		(0.23)		—		(0.19)	(0.13)		(0.27)	(0.17)
From net realized gain	—		—		—		—	—		(0.15)	(0.20)
From return of capital	—		(0.00	)(d)	(0.01)		(0.12)	—		—	—

Total distributions	(0.17)		(0.23)		(0.01)		(0.31)	(0.13)		(0.42)	(0.37)

Net asset value, end of period	$10.37		$10.54		$10.45		$10.71	$10.41		$10.75	$11.02

Total Return(e)
Based on net asset value	0.00	%(f)(g)	3.14%		(2.29	)%(f)	5.98%	(2.01)%		1.42%	(5.27)%

Ratios to Average Net Assets
Total expenses	0.45	%(h)(i)	0.43%		0.46	%(h)	0.47%	0.52	%(j)	0.51%	0.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.38	%(h)	0.35%		0.34	%(h)	0.39%	0.35%		0.34%	0.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.30	%(h)	0.30%		0.30	%(h)	0.32%	0.32%		0.32%	0.32%

Net investment income	3.11	%(h)	2.29%		2.14	%(h)	1.29%	0.47%		2.20%	2.09%

Supplemental Data
Net assets, end of period (000)	$318,291		$498,248		$405,439		$353,536	$363,660		$347,282	$446,214

Portfolio turnover rate	98%		76%		7%		45%	61%		66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Amount is less than 0.005%.
(h)	Annualized.
(i)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(j)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund
	Institutional
	Six Months Ended 06/30/2018 (unaudited)		Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
						2016	2015	2014	2013
Net asset value, beginning of period	$10.02		$9.95	$10.10		$9.61	$9.81	$10.12	$12.18

Net investment income(a)	0.19		0.37	0.10		0.28	0.29	0.34	0.38
Net realized and unrealized gain (loss)	(0.22)		0.15	(0.04)		0.48	(0.21)	0.40	(1.09)

Net increase (decrease) from investment operations	(0.03)		0.52	0.06		0.76	0.08	0.74	(0.71)

Distributions(b)
From net investment income	(0.15)		(0.37)	(0.08)		(0.27)	(0.28)	(0.33)	(0.38)
From net realized gain	—		(0.08)	(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.15)		(0.45)	(0.21)		(0.27)	(0.28)	(1.05)	(1.35)

Net asset value, end of period	$9.84		$10.02	$9.95		$10.10	$9.61	$9.81	$10.12

Total Return(c)
Based on net asset value	(0.26	)%(d)	5.29%	0.60	%(d)	8.06%	0.75%	7.75%	(6.59)%

Ratios to Average Net Assets(e)
Total expenses(f)	0.73	%(g)(h)	1.03%	1.26	%(h)	0.84%	0.99%	0.92%	0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.17	%(g)(h)	0.38%	0.36	%(h)	0.52%	0.55%	0.57%	0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.17	%(g)(h)	0.38%	0.36	%(h)	0.52%	0.55%	0.55%	0.55%

Net investment income	3.96	%(h)	3.74%	3.82	%(h)	2.85%	2.92%	3.50%	3.48%

Supplemental Data
Net assets, end of period (000)	$66,896		$51,542	$23,083		$15,100	$8,135	$5,755	$63,569

Portfolio turnover rate(i)	15%		68%	74%		67%	74%	70%	119	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Investments in underlying funds	0.27%	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	0.98%	—%	—%

(g)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense would have been 0.74%, 0.18% and 0.18%, respectively.

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	30%	96%	75%	—%	—%	—%	—%

(j)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 105%.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Investor A
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
						2016	2015	2014	2013
Net asset value, beginning of period	$10.02		$9.95	$10.10		$9.61	$9.81	$10.14	$12.20

Net investment income(a)	0.18		0.35	0.09		0.25	0.25	0.32	0.35
Net realized and unrealized gain (loss)	(0.22)		0.15	(0.04)		0.48	(0.21)	0.37	(1.10)

Net increase (decrease) from investment operations	(0.04)		0.50	0.05		0.73	0.04	0.69	(0.75)

Distributions(b)
From net investment income	(0.14)		(0.35)	(0.07)		(0.24)	(0.24)	(0.30)	(0.34)
From net realized gain	—		(0.08)	(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.14)		(0.43)	(0.20)		(0.24)	(0.24)	(1.02)	(1.31)

Net asset value, end of period	$9.84		$10.02	$9.95		$10.10	$9.61	$9.81	$10.14

Total Return(c)
Based on net asset value	(0.39	)%(d)	5.03%	0.54	%(d)	7.74%	0.40%	7.20%	(6.89)%

Ratios to Average Net Assets(e)
Total expenses(f)	0.97	%(g)	1.26%	1.50	%(g)	1.11%	1.31%	1.29%	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.42	%(g)	0.63%	0.61	%(g)	0.82%	0.90%	0.92%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.42	%(g)	0.63%	0.61	%(g)	0.82%	0.90%	0.90%	0.89%

Net investment income	3.71	%(g)	3.45%	3.52	%(g)	2.56%	2.55%	3.19%	3.14%

Supplemental Data
Net assets, end of period (000)	$73,680		$59,591	$33,604		$29,957	$21,251	$8,854	$18,391

Portfolio turnover rate(h)	15%		68%	74%		67%	74%	70%	119	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Investments in underlying funds	0.27%	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	N/A	1.30%	1.26%	1.15%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	30%	96%	75%	—%	—%	—%	—%

(i)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 105%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Investor C
	Six Months Ended 06/30/2018 (unaudited)		Year Ended 12/31/2017	Period from 10/03/2016 (a) to 12/31/2016
Net asset value, beginning of period	$10.03		$9.96	$10.10

Net investment income(b)	0.15		0.28	0.07
Net realized and unrealized gain (loss)	(0.23)		0.14	(0.03)

Net increase (decrease) from investment operations	(0.08)		0.42	0.04

Distributions(c)
From net investment income	(0.10)		(0.27)	(0.05)
From net realized gain	—		(0.08)	(0.13)

Total distributions	(0.10)		(0.35)	(0.18)

Net asset value, end of period	$9.85		$10.03	$9.96

Total Return(d)
Based on net asset value	(0.76	)%(e)	4.24%	0.43	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.75	%(g)	1.95%	2.12	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(g)	1.38%	1.26	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.17	%(g)	1.38%	1.26	%(g)

Net investment income	2.96	%(g)	2.75%	2.76	%(g)

Supplemental Data
Net assets, end of period (000)	$5,548		$4,122	$693

Portfolio turnover rate(h)	15%		68%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/03/2016 (a) to 12/31/2016
Investments in underlying funds	0.27%	0.18%	0.22%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/03/2016 (a) to 12/31/2016
Portfolio turnover rate (including equity-linked notes)	30%	96%	75%

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)
	Class K
	Six Months Ended 06/30/2018 (unaudited)		Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
						2016	2015	2014	2013
Net asset value, beginning of period	$10.05		$9.97	$10.12		$9.63	$9.83	$10.14	$12.21

Net investment income(a)	0.20		0.38	0.10		0.29	0.30	0.35	0.40
Net realized and unrealized gain (loss)	(0.23)		0.16	(0.04)		0.48	(0.22)	0.39	(1.11)

Net increase (decrease) from investment operations	(0.03)		0.54	0.06		0.77	0.08	0.74	(0.71)

Distributions(b)
From net investment income	(0.16)		(0.38)	(0.08)		(0.28)	(0.28)	(0.33)	(0.39)
From net realized gain	—		(0.08)	(0.13)		—	—	(0.72)	(0.97)

Total distributions	(0.16)		(0.46)	(0.21)		(0.28)	(0.28)	(1.05)	(1.36)

Net asset value, end of period	$9.86		$10.05	$9.97		$10.12	$9.63	$9.83	$10.14

Total Return(c)
Based on net asset value	(0.33	)%(d)	5.45%	0.62	%(d)	8.12%	0.83%	7.83%	(6.56)%

Ratios to Average Net Assets(e)
Total expenses	0.65	%(f)	0.87%	1.07	%(f)	0.72%	0.89%	0.89%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.12	%(f)	0.33%	0.31	%(f)	0.45%	0.45%	0.47%	0.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.12	%(f)	0.33%	0.31	%(f)	0.45%	0.45%	0.45%	0.45%

Net investment income	4.01	%(f)	3.76%	3.86	%(f)	2.95%	3.04%	3.58%	3.60%

Supplemental Data
Net assets, end of period (000)	$62,031		$59,555	$54,321		$54,344	$50,141	$63,576	$66,535

Portfolio turnover rate(g)	15%		68%	74%		67%	74%	70%	119	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Investments in underlying funds	0.27%	0.18%	0.22%	0.01%	0.01%	0.01%	N/A

(f)	Annualized.
(g)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (unaudited)	Year Ended 12/31/2017	Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
				2016	2015	2014	2013
Portfolio turnover rate (including equity-linked notes)	30%	96%	75%	—%	—%	—%	—%

(h)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 105%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Diversified
BlackRock Managed Income Fund	Managed Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the accounts of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $284,376, which is 0.0% of Inflation Protected Bond’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2018, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Inflation Protected Bond’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for Inflation Protected Bond were $133,521,880 and 1.69%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of a Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Reverse Repurchase Agreements

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Received (a)	Net Amount
Inflation Protected Bond
Credit Agricole Corporate and Investments	$105,631,875	$(105,631,875)	$—	$—
Nomura Securities International, Inc.	153,361,462	(153,361,462)	—	—
Royal Bank of Canada	38,569,928	(38,569,928)	—	—

	$297,563,265	$(297,563,265)	$—	$—

(a)

Net collateral including accrued interest with a value of $298,558,067 has been received/pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

Options: Certain Funds purchases and writes call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bears the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate and inflation rate caps and floors — Interest rate and inflation rate caps and floors are entered into to gain or reduce exposure to Interest rate and inflation rate (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that Interest rate and inflation rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that Interest rate and inflation rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.230
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

Managed Income
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each Fund for which BIL serves as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Total
Inflation Protected Bond	$33,418	$355,968	$636,783	$1,026,169
Managed Income	—	83,535	24,060	107,595

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$154,441	$2,673	$28,476	$12,735	$43,355	$241,680
Managed Income	6,011	—	6,682	481	5,979	$19,153

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2018, the Funds has not paid any amounts to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$2,562	$135	$3,925	$1,379	$327	$8,328
Managed Income	19	—	522	84	212	837

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$968,343	$23,894	$508,386	$66,607	$21,560	$1,588,790
Managed Income	25,441	—	24,352	2,434	307	52,534

Other Fees: For the six months ended June 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Inflation Protected Bond	$4,034
Managed Income	6,242

For the six months ended June 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
Inflation Protected Bond	$1,642	$1,800	$3,442
Managed Income	8,577	—	8,577

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2018, the amounts waived were as follows:

Inflation Protected Bond	$12,623
Managed Income	—

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019 for Managed Income and April 30, 2020 for Inflation Protected Bond. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived in investment advisory fees pursuant to these agreements were as follows:

Inflation Protected Bond	$3,056
Managed Income	255,133

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Class K
Inflation Protected Bond	0.34%	0.59%	0.59%	1.34%	0.29%
Managed Income	0.45	N/A	0.70	1.45	0.40

Prior to March 29, 2018, the expense limitations as a percentage of average daily net assets for Inflation Protected Bond were as follows:

	Institutional	Service	Investor A	Investor C	Class K
Inflation Protected Bond	0.35%	0.60%	0.60%	1.35%	0.30%

For the six months ended June 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Inflation Protected Bond	$286,816
Managed Income	—

With respect to Managed Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund excluding dividend expense, interest expense and certain other fund expenses. The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C shares and 0.04% for Class K shares. The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019 for Managed Income Fund, and through April 30, 2020 for Inflation Protected Bond Fund, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2018, the Manager reimbursed $186,369 for Managed Income Fund, which is shown as fees waived and/or reimbursed by the Manager on the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and /or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$153,347	$2,673	$28,475	$12,734	$43,353	$240,582
Managed Income	6,011	—	6,682	481	5,979	19,153

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$571,281	$17,000	$435,391	$34,198	$21,554	$1,079,424
Managed Income	10,413	—	7,643	1,175	306	19,537

For the six months ended June 30, 2018, the administration fees waived at the fund level was $40,694 for Managed Income. This amount is shown as administration fees waived in the Statements of Operations.

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amount reimbursed to Inflation Protected Bond was $201,076.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

On June 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019	2020
Inflation Protected Bond
Fund Level	$547,263	$1,227,084	$286,816
Institutional	463,535	1,739,192	724,628
Service	12,290	37,811	19,673
Investor A	240,184	811,245	463,866
Investor C	56,454	211,595	46,932
Class K	28,377	137,130	64,907
Managed Income
Fund Level	174,034	663,767	227,063
Institutional	5,019	45,557	16,424
Investor A	10,840	53,887	14,325
Investor C	—	534	1,656
Class K	2,425	11,320	6,285

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2018, Managed Income paid BIM $412 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases	Inflation Protected Bond	Managed Income
Non-U.S Government Securities	$138,243,316	$71,570,276
U.S Government Securities	2,308,265,065	59,482
Total Purchases	$2,446,508,381	$71,629,758

Sales
Non-U.S Government Securities	$275,236,646	$26,711,864
U.S Government Securities	2,253,365,139	60,218
Total Sales	$2,528,601,785	$26,772,082

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, purchases and sales related to equity-linked notes were as follows:

Purchases and Sales — ELNs	Managed Income
Purchases	$27,828,569
Sales	$29,251,513

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Inflation Protected Bond	$54,188,455
Managed Income	258,552

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Inflation Protected Bond Portfolio	Managed Income Fund
Tax cost	$2,561,751,568	$212,961,955

Gross unrealized appreciation	45,170,932	781,803
Gross unrealized depreciation	(22,031,839)	(3,747,893)

Net unrealized appreciation (depreciation)	$23,139,093	$(2,966,090)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invests in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
Inflation Protected Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	27,575,420	$291,460,939	53,192,979	$567,227,426
Shares issued in reinvestment of distributions	2,277,377	24,042,793	3,016,163	32,167,874
Shares redeemed	(26,777,846)	(282,705,249)	(50,892,836)	(542,555,171)

Net increase	3,074,951	$32,798,483	5,316,306	$56,840,129

Service
Shares sold	925,208	$9,650,970	1,183,160	$12,477,128
Shares issued in reinvestment of distributions	40,265	419,567	61,940	652,759
Shares redeemed	(1,121,605)	(11,714,297)	(2,448,511)	(25,842,887)

Net decrease	(156,132)	$(1,643,760)	(1,203,411)	$(12,713,000)

Investor A
Shares sold	4,004,388	$41,281,053	10,244,733	$106,839,585
Shares issued in reinvestment of distributions	410,421	4,230,735	618,693	6,446,700
Shares redeemed	(6,109,296)	(62,913,797)	(16,026,028)	(167,131,480)

Net decrease	(1,694,487)	$(17,402,009)	(5,162,602)	$(53,845,195)

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
Inflation Protected Bond	Shares	Amount	Shares	Amount
Investor C
Shares sold	365,964	$3,654,733	1,144,996	$11,590,377
Shares issued in reinvestment of distributions	155,491	1,550,626	225,433	2,279,121
Shares redeemed	(2,031,081)	(20,252,371)	(5,935,867)	(60,024,889)

Net decrease	(1,509,626)	$(15,047,012)	(4,565,438)	$(46,155,391)

Class K
Shares issued resulting from reorganization	—	$—	24,178,588	$253,969,004
Shares sold	12,188,980	126,805,093	—	—
Shares issued in reinvestment of distributions	634,672	6,595,030	940,114	9,864,421
Shares redeemed	(29,407,463)	(305,536,289)	(16,619,040)	(174,465,477)

Net increase (decrease)	(16,583,811)	$(172,136,166)	8,499,662	$89,367,948

Total Net Increase (Decrease)	(16,869,105)	$(173,430,464)	2,884,517	$33,494,491

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
Managed Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,196,565	$31,787,058	4,683,747	$46,952,217
Shares issued in reinvestment of distributions	94,454	936,270	173,490	1,740,162
Shares redeemed	(1,633,535)	(16,219,089)	(2,034,329)	(20,408,973)

Net increase	1,657,484	$16,504,239	2,822,908	$28,283,406

Investor A
Shares sold	2,537,354	$25,215,897	5,169,329	$51,781,704
Shares issued in reinvestment of distributions	95,994	951,507	216,117	2,166,832
Shares redeemed	(1,089,872)	(10,823,041)	(2,816,570)	(28,241,145)

Net increase	1,543,476	$15,344,363	2,568,876	$25,707,391

Investor C
Shares sold	229,753	$2,288,824	371,972	$3,737,779
Shares issued in reinvestment of distributions	4,881	48,413	7,816	78,162
Shares redeemed	(82,133)	(819,732)	(38,383)	(386,341)

Net increase	152,501	$1,517,505	341,405	$3,429,600

Class K
Shares sold	897,896	$8,925,783	554,138	$5,565,674
Shares issued in reinvestment of distributions	69,915	694,890	188,430	1,895,086
Shares redeemed	(605,554)	(6,036,168)	(260,953)	(2,621,774)

Net increase	362,257	$3,584,505	481,615	$4,838,986

Total Net Increase	3,715,718	$36,950,612	6,214,804	$62,259,383

As of June 30, 2018, 19,802 Investor C Shares of Managed Income Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Inflation Protected Bond, pursuant to which the Fund will reorganize into a newly created series (the “New Fund”) of a newly organized Massachusetts business trust. This reorganization with respect to the Fund (the “Reorganization”) is expected to close in the third quarter of 2018. The Reorganization is not subject to approval by shareholders of the Fund.

The New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Inflation Protected Bond. The Fund will be the performance and accounting survivor of its Reorganization, meaning that the New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization is intended to be tax-free meaning that the Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of Inflation Protected Bond will become shareholders of the New Fund. If you are a shareholder of Inflation Protected Bond, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Managed Income Fund (the “Managed Income Fund”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”) and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Managed and BlackRock International Limited (the “Sub-Advisor”), with respect to the Inflation Protected Bond Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Managed Income Fund ranked in the third, second and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Managed Income Fund’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Managed Income Fund’s investment performance. Discussions covered topics such as performance attribution, the Managed Income Fund’s investment personnel, and the resources appropriate to support the Managed Income Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Inflation Protected Bond Portfolio ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Inflation Protected Bond Portfolio’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Managed Income Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Managed Income Fund’s Expense Peers. The Board also noted that the Managed Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Managed Income Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Managed Income Fund’s total expenses as a percentage of the Managed Income Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, the Managed Income Fund is party to an expense limitation agreement pursuant to which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Managed Income Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Inflation Protected Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Inflation Protected Bond Portfolio’s Expense Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Inflation Protected Bond Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Inflation Protected Bond Portfolio’s total expenses as a percentage of the Inflation Protected Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Inflation Protected Bond Portfolio, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	67

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
HICP	Harmonised Index of Consumer Price Index UKRPI
LIBOR	London Interbank Offered Rate
OTC	Over-The-Counter
REIT	Real Estate Investment Trust
UKRPI	United Kingdom Retail Price Index
WTI	West Texas Intermediate

GLOSSARY OF TERMS USED IN THIS REPORT	71

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 4, 2018

4